PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF THE FUND PERFORMANCE

QUALITY BOND FUND


Interest rates continued to push higher in the fourth quarter spurred by stronger than expected economic growth and a gnawing perception that the Federal Reserve was taking a too gradualistic approach to monetary tightening and allowing inflationary pressures to build. The rapid strength in the stock market in the quarter also led bond market participants to assume that the growing "wealth" effect would enhance future spending as well.

The rise in yields in the fourth quarter was significant, with the 2-year treasury rising 61 basis points and the 30-year rising 43 basis points. The quarter capped one of the worst years in overall fixed income market performance. In fact for the year, the 30-year treasury yields rose 150 basis points and posted its worst total return year ever.

The meteoric rise in yields over the past 15 months has taken the bond market to historically cheap levels. In comparison to inflation, real yields now approach 5%, an area, which historically has produced very attractive returns in subsequent months. Comparison on an asset allocation basis to the stock market is stunning. The bond yield/stock yield ratio (using AAA bonds Vs the S&P Industrials) has reached a ratio of 8 times, a level unheard of in this century. The prior high reached was in October of 1987 when the ratio reached 4.5 times prior to the stock market collapse.

While pressure is likely to continue in the interim as the Federal Reserve tightens monetary policy incrementally; the bond market has to be recognized as having discounted a significant amount of bearish news. Indeed, 75 basis points of tightening by the summer is priced into the forward yield curve. Clearly however, a catalyst or shift in the current paradigm is needed to sustain a change of fortune in the bond market.

Unless or more likely until the Federal Reserve gets serious about slowing the economy down, the obvious candidate for a catalyst is the stock market, a market which at the moment shows no inclination toward weakness. Our guess is that when the Federal Reserve decides to move more aggressively the stock market will feel the greater brunt of its actions and the oversold bond market may stabilize and/or get a bid contributing to a flatter yield curve. Our concern over the reliance on the "wealth" effect generating outsized consumer spending and now generating an increasing portion of corporate earnings implies that weakness in the stock market should beget weakness in the economy and the virtuous cycle of the past several years could reverse.

Relative performance in the fund continues to be strong. Although we ended the year at merely 0.00% total return, that total beat most of our competitors in the Lipper universe. Our active management style has allowed us to generate top decile returns for the one, three, five and seven year history of our running the fund.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

[GRAPH]

                ---------------------
                  Quality Bond Fund
                 --------------------
                  Penn       Lehman
                 Series      Index
                 --------------------

   3/1/1987
  12/31/1987
  12/31/1988
  12/31/1989
  12/31/1990
  12/31/1991
   11/1/1992      $10,000     $10,000
   11/2/1992
  12/31/1992      $10,198     $10,161
  12/31/1993      $11,388     $11,152
  12/31/1994      $10,778     $10,826
   3/1/1995
  12/31/1995      $12,949     $12,826
  12/31/1996      $13,485     $13,289
   5/1/1997
  12/31/1997      $14,568     $14,576
  12/31/1998      $16,049     $15,839
  12/31/1999      $16,049     $15,709
                ---------------------

Avgerage
Annual
Returns

1 Year             0.00%      -0.83%

5 Years            8.29%       7.73%

10 Years            N/A         N/A

Since Inc          6.82%       6.50%



The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to November 1, 1992, when Independence Capital Management, Inc. became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF THE FUND PERFORMANCE

HIGH YIELD BOND FUND


The economy's remarkable resilience was good news for many stock investors but generally bad news for bond investors in 1999. In an attempt to forestall higher inflation, the Federal Reserve raised interest rates three times from May to November. These actions plus bouts of inflation jitters sent interest rates up and bond prices down, especially for Treasuries and other high-quality bonds.

Although the year ended with a moderate show of strength, the high-yield market had a second disappointing year. High-yield bond returns were positive but modest, with income more than offsetting principal declines. Typically, the kind of robust economic growth that has been benefiting consumers and job seekers would also be a boon to high-yield bonds and, indeed, these bonds performed better than high-quality issues, especially Treasuries.

But other developments undercut the positive influence of a healthy economy. Rising interest rates were a negative, although their direct impact was greater on the upper-quality tier of high-yield bonds (B rated) than on lower-quality issues. Higher rates can also pressure highly leveraged companies, which includes most in the noninvestment-grade universe.

Another negative was a supply and demand imbalance. New issues cascaded into the market for the third consecutive year, and demand, particularly from mutual funds, cooled markedly in the second and third quarters of this year. While the 1999 new issue total did not top 1997 or 1998, it was substantially higher than any other year in the last 20. The combination of a significant demand/supply imbalance and Y2K considerations contributed to declining liquidity in the marketplace, which further depressed prices, especially of smaller issues.

Lastly, after a long period of relative stability the bond default rate spiked in recent months, rising to about 4% of the U.S. market's outstanding principal amount from approximately 1.5% at the beginning of 1999. Many of the defaulting issues were among those brought to market in recent years, when more favorable conditions enabled companies with less-than-robust balance sheets to sell bonds.

Not all was gloom, however. Some sectors of the high-yield market bucked the trend, particularly the dynamic telecommunications area, which now accounts for a quarter of the high-yield bond universe. Wireless companies were especially strong, reflecting solid fundamentals, improving cash flow, and a consolidation trend in their industry. In addition, the market strengthened at year-end as the new issue volume moderated and buyers reappeared, attracted by the unusually wide yield advantage offered by lower-quality bonds and the many securities trading at discounts.

The difficult environment left its mark on your fund, which provided a moderate return generated solely by income. Thanks to our risk-conscious strategy, however, the fund held up better than the average high-yield fund and the overall market. For the 12-month period, the fund's modest gain exceeded the market index and the average competitor fund. These comparative results reflected the strong performance in late 1998 and early 1999 of low-quality bonds (rated below B) that our competitors tend to favor more than we do. The fund's dividend yield rose during the year and is now well over 6% in real (inflation-adjusted) terms.

Throughout the year, we continued the strategy that has proved beneficial to the fund during the past two-year bear market in high-yield bonds. The foundations of this strategy are intensive credit research, wide diversification, and balanced sector allocation. In managing the portfolio's credit quality, we use a middle-of-the-road approach in which we focus on B-rated issues while making marginal adjustments to higher- and lower-quality bonds in line with our current market and economic outlook. For instance, as interest rates climbed in recent months, we trimmed our bond holdings rated BB or higher, since the higher the quality of a bond, the more its price falls as rates rise (and vice versa). At the same time, we also trimmed holdings rated below B as market liquidity decreased particularly for lower-quality issues. As a result, the fund's average credit quality remained unchanged at B+.

This credit positioning means that the fund may give up some upside potential if the high-yield market recovers sharply, because lower-quality bonds rise the most in a rally. Conversely, this strategy helps us reduce exposure to credit problems, and we are comfortable with the trade-off. On the whole, your fund has fared well during the recent rising tide of defaults. The two holdings that hit potholes together composed less than 1% of net assets, based on their original cost to the fund. Thus, our default experience was far better than that of the market as a whole. Overall, the fund holds approximately 250 issues representing about 200 different companies in 33 industries.

We continued to overweight the telecommunications area in our holdings because of its favorable prospects. Including wireless communications, satellites, wireline communications, long distance, and Internet service providers, the telecom area was approximately one-quarter of fund net assets at year-end. Wireless, which, as mentioned, performed very well, was the fund's largest industry sector, and Nextel Communications, a wireless provider, was among the largest positions. During the fourth quarter, we increased holdings in this sector with the addition of Voicestream Wireless.

With the revival of some commodity prices - especially oil -- from 1998's deflationary cycle, we became a little more comfortable with bonds of "deep cyclical" companies. Our major change in this area was to increase exposure to energy from about 5% to 9% of net assets. We also nudged holdings higher in the paper and paper products, but they remain modest.

While high-yield bond returns were below their long-term average in the past couple of years, their high income and shorter durations enabled them to deliver better performance than high-quality bonds - as you would expect in a rising rate environment. Several factors support a more optimistic outlook for 2000, including continued strength in the economy, the end of Y2K anxiety, and lighter supply. However, the recent precipitous rise in Treasury bond yields and some increased demand for high-yield bonds has narrowed the previously attractive difference (spread) between investment-grade and noninvestment-grade bonds. Therefore, high-yield bond valuations are not as compelling as even a few weeks ago, so our near-term outlook is tempered.

We will continue our commitment to research and diversification, which we believe is prudent for a fund that operates in the riskier area of the overall bond market. Our aim is to deliver high current income and attractive total returns over time while seeking to cushion the volatility inherent in this market.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

T.ROWE PRICE & ASSOCIATES, INC.
INVESTMENT SUB-ADVISER


[GRAPH]

                -------------------
                   High Yield Bond
                        Fund
                -------------------
                  Penn      First
                  Series    Boston
                -------------------

   3/1/1987      $10,000   $10,000
  12/31/1987      $9,677   $10,101
  12/31/1988     $11,397   $11,480
  12/31/1989     $11,330   $11,523
  12/31/1990     $10,316   $10,788
  12/31/1991     $14,122   $15,508
   11/1/1992
   11/2/1992
  12/31/1992     $16,354   $18,092
  12/31/1993     $19,587   $21,513
  12/31/1994     $18,151   $21,302
   3/1/1995
  12/31/1995     $21,128   $25,010
  12/31/1996     $24,042   $28,116
   5/1/1997
  12/31/1997     $27,836   $31,667
  12/31/1998     $29,169   $35,068
  12/31/1999     $30,406   $36,218
               --------------------

Avgerage
Annual
Returns

1 Year            4.24%     3.28%

5 Years          10.87%    11.20%

10 Years         10.38%    12.13%

Since Inc         9.05%    10.54%


The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to March 1, 1987, when T. Rowe Price became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF THE FUND PERFORMANCE

GROWTH EQUITY FUND

For several years now we have focused on our modest expectations for the financial markets in the upcoming twelve months. While we understood and generally identified the forces that would enable the stock market to continue its advance, it was difficult to fully anticipate the ability of these factors to drive that market ahead as strongly as they have. Rapid technological change and its acceptance have transformed our economy and our financial markets at a mind-boggling pace.

Consider the Internet. It began as a way for scientists and researchers to share information, moved on to be a vehicle for email, homework help and an alternative to catalog shopping, and has now gone "B2B" and is a critical factor in much of corporate strategic planning. Similarly, technology-driven advances in traditional pharmaceuticals and genetically derived biopharmaceuticals, medical instruments and equipment, and the delivery and management of health care are transforming society in ways we are only beginning to fathom. And, finally, dramatic changes in telecommunications continue to draw the world closer together. The aggregate impact of how individuals, companies, and governments utilize and embrace these and related opportunities and challenges will have a great deal to do with how much longer and further this economic expansion and its derivative stock market advance can carry.

The fourth quarter of 1999 was an especially rewarding one for the Penn Series Growth Equity Fund. For the quarter the Fund returned 27.93% which was decidedly better than its traditional benchmarks of the S&P 500 Index (14.94%), the S&P 500/BARRA Growth Index (19.74%) and the Lipper Growth Fund Average (21.20%). The Fund also managed to outperform the new Lipper Large Cap Growth Index that returned 25.54% for the three-month period.

As a result of the strong fourth quarter the Growth Equity Fund was propelled to a full year's performance that again bested its traditional benchmarks. With a return of 34.10% for all of 1999 the Fund outpaced the 21.03%, 28.26% and 29.27% returns for the S&P 500 Index, the S&P 500/BARRA Growth Index and the Lipper Growth Fund Average, respectively. The new Lipper Large Cap Growth Index slightly outperformed the Fund with a return of 34.82%.

For the three year period just ended the Penn Series Growth Equity fund produced an annualized return of 34.03% versus 27.55% for the S&P 500, 35.53% for the S&P 500/BARRA Growth Index and 32.90% for the new Lipper Large Cap Growth Index.

This past year again saw the market differentiated along growth and value lines with growth strongly outperforming value. For all of 1999 the Russell 1000 Growth Index produced a return of 33.16% while its Value counterpart returned only 7.35%. The Technology sector contributed the most to the Fund's performance during the year, followed by the Consumer Cyclical sector. Reflective of a very narrow market in 1999 no other sector contributed meaningfully to the Fund's performance for the full year.

Once again the characteristics of the Fund's holdings demonstrate a commitment to investing in those companies generating consistent and sustainable earnings and sales growth. By applying our disciplined analysis and evaluation to reported and forecast earnings trends for individual companies we have been able to maintain a significant edge in identifying firms that do produce positive earnings surprises and subsequently report growth at rates above historical trends. Growth remains most robust among select technology, communication services, consumer cyclical, and financial service companies.

Among the Fund's largest holdings as of December 31st were Microsoft, Cisco Systems, General Electric, Home Depot, Texas Instruments, Qualcomm, Citigroup, and Sun Microsystems.

OUTLOOK

As we enter 2000 it is difficult to envision an impending end to what will be, as of February, this nation's longest-running economic expansion. By most accounts, economists agree with that assumption given their estimates of real GDP growth generally running from 3% to 5% or so. Few, if any, are calling for negative real growth during any quarter this year. Most continue to forecast reasonable profit growth this year with estimates running from 8% to 15%. Finally, and perhaps most importantly, the majority of economists continue to look for inflation to remain subdued at around the 2% to 2 1/2% level this year.

Yet despite the forecast for more good news on inflation, the consensus viewpoint is that the Federal Reserve will raise rates during the first quarter of 2000, and possibly again in the second quarter in response to the economy's continued strength and low unemployment rate. What are the Federal Reserve's concerns? Recently the Fed stated that, "Based on the available evidence (it) remains concerned with the possibility that over time increases in demand will continue to exceed the growth in potential supply, even after taking account of the remarkable rise in productivity growth. Such trends could foster inflationary imbalances that would undermine the economy's exemplary performance."

In its efforts to steer the economy toward another soft landing the Fed is clearly caught between its reliance on traditional economic thinking which sees a direct correlation between reduced unemployment and higher inflation and its grudging acceptance of something akin to a new economic dynamic that is an outgrowth of the economy's technology-created productivity improvement. A significant portion of the market's volatility this year can be attributed to the Fed's split personality that has manifested itself in often-contradictory statements by many of its members. To some degree the bond market and the stock market also reflect this dichotomy. The bond market's rising rates reflect an "old" economy response to the strong economy while the stock market's rise, which has been led by the technology sector and continues to generally ignore the bond market, speaks to an embracing of "new" economy themes.

We have embraced those themes for sometime now and see no reason to retreat despite the stock market's late year climb. Most of the benefits of the technology-driven economy lie ahead and the stock market understands this. We expect that any corrections over the course of the year will be short-lived and will most likely be the result of some Fed action that surprises the market. Obviously, the more active or vocal the Fed is in 2000 the more volatile the financial markets will likely be. On balance we see the overall trend of the stock market remaining positive, but would not expect returns to match those of the past several years. Technology might again do well, but the market should also see a broadening of participation as other sectors will look comparatively more attractive.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER


[GRAPH]

               -------------------
                Growth Equity Fund
               -------------------
                 Penn     S&P 500
                 Series
               -------------------

   3/1/1987
  12/31/1987
  12/31/1988
  12/31/1989
  12/31/1990
  12/31/1991
   11/1/1992    $10,000  $10,000
   11/2/1992
  12/31/1992    $10,661  $10,467
  12/31/1993    $11,986  $11,522
  12/31/1994    $11,013  $11,687
   3/1/1995
  12/31/1995    $13,926  $16,075
  12/31/1996    $16,678  $19,767
   5/1/1997
  12/31/1997    $21,140  $26,353
  12/31/1998    $29,950  $33,882
  12/31/1999    $40,164  $41,011
               -------------------

Avgerage
Annual
Returns

1 Year          34.10%    21.04%

5 Years         29.53%    28.54%

10 Years          N/A      N/A

Since Inc       21.41%    21.76%


The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to November 1, 1992, when Independence Capital Management, Inc. became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

VALUE EQUITY FUND

The stock market continued to advance strongly in 1999 in a favorable environment of sustained economic growth with low inflation. The S&P 500 Index rose 21.0%, returning more than 20% for a record fifth consecutive year. However, even as the popular indexes kept hitting new highs, the market was characterized by two contradictory trends: the rapid escalation of technology stocks, especially those associated with the Internet and e-commerce, and the only modest gains or even price declines for many stocks in other industry sectors.


Despite the sizable gain of the S&P 500, fully one-third of the stocks on the New York Stock Exchange declined 20% or more in 1999. Even stocks of non-tech companies with excellent competitive positions and strong cash flow , the types of stocks owned by the Fund, tended to fare poorly in this technology-focused market. As a result, the Fund's negative return of 0.8% trailed the S&P 500.

The Fund owns an eclectic group of stocks that we believe have superior earnings and cash flow prospects and are undervalued in relation to these prospects. Some of the stocks, which contributed to the Fund's performance in 1999, included Computer Associates (computer software), Citigroup (financial services) and Minnesota Mining (diversified technology-based company). Stocks which detracted from performance included Freddie Mac (mortgage insurance) and Kroger (grocery store chain).

The U.S. economy remains strong, perhaps too strong, and there are indications of excessive optimism in the stock market. Inflation has been kept low for the past several years by an internationally competitive environment, major improvements in technology, continued mergers and restructurings, and low inflation expectations. Recently, however, some of these factors have reversed. Commodity prices have rebounded strongly, while energy and import prices are on the rise. These factors suggest to us that inflationary pressures could increase somewhat in the months ahead and that the Federal Reserve is likely to raise interest rates further, on top of the three rate increases already implemented since June 1999.

We think these conditions will favor our value style of investing, which emphasizes companies that can generate a high level of cash flow throughout the economic cycle. By investing in these companies and remaining disciplined in our value style, we are focused on delivering excellent long-term investment results while controlling risk.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

OPCAP ADVISORS
INVESTMENT SUB-ADVISER


[GRAPH]


               -------------------
                Value Equity Fund
                -------------------
                 Penn     S&P 500
                 Series
               -------------------
   3/1/1987
  12/31/1987
  12/31/1988
  12/31/1989
  12/31/1990
  12/31/1991
   11/1/1992    $10,000   $10,000
   11/2/1992
  12/31/1992    $10,402   $10,467
  12/31/1993    $11,138   $11,522
  12/31/1994    $11,464   $11,674
   3/1/1995
  12/31/1995    $15,761   $16,061
  12/31/1996    $19,731   $19,748
   5/1/1997
  12/31/1997    $24,660   $26,328
  12/31/1998    $27,025   $33,850
  12/31/1999    $26,809   $40,972
               -------------------

Avgerage
Annual
Returns

1 Year          -0.80%    21.04%

5 Years         18.52%    28.54%

10 Years          N/A       N/A

Since Inc       14.75%    21.75%

The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to November 1, 1992, OpCap became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF THE FUND PERFORMANCE

FLEXIBLY MANAGED FUND

From the view of most investors, the year, decade, century, and millennium closed with a bang. Propelled by a narrow but powerful rally in technology stocks - especially those connected in any way with the Internet -- the bull market stormed into the future. The broad market as measured by the S&P 500 Stock Index recorded an unprecedented fifth straight year of gains over 20%, but the average stock in the index substantially underperformed. A notable feature of last year's market was that stocks surged despite a significant rise in interest rates and resulting weakness in the bond market.

In a market driven by investors focusing almost exclusively on opportunities for return rather than potential for risk, funds like this one that emphasize diversification, value, and risk avoidance were left far behind. Our returns for the year were positive at 7.15% but anemic next to those chalked up by broad market indices and growth-oriented funds as measured by the 21.04% return for the S&P 500.

Our asset allocation changed little over the course of 1999, ending the year with about 55% in common stocks, 25% in convertible securities, 12% in bonds, 1% in preferred stocks, and the remainder in reserves. One of our largest sectors, consumer services, was also one of the best-performing, thanks mainly to strong contributions from media stocks such as the New York Times. Energy, another sizable sector in the fund, also provided positive results, particularly Mitchell Energy & Development, Kerr-McGee, Amerada Hess, and Murphy Oil. In the process industries area, MacMillan Bloedel (now merged into Weyerhaeuser) was a standout, as was Domtar. Unfortunately, another large exposure of the fund, utilities, performed poorly in the rising interest rate environment.

Major disappointments for the year included Loews, a diversified holding company, and Philip Morris, hurt by continued tobacco litigation. Nevertheless, we see much value in these beaten-down shares and may add to them in the future, as well as to Rouse, a REIT with major shopping mall holdings. Our substantial investment in Tennessee Valley Authority bonds was not rewarding last year, although they held up much better than other government agency bonds because of their unique features. Given the potential for further interest rate hikes by the Federal Reserve, we are pondering this TVA position.

We are generally optimistic about the portfolio, since our holdings are cheap and the underlying companies have significant value. Our bonds and convertibles meet rational criteria designed to maximize returns over time versus the risks we take. All wild bull markets come to an end, some in a painful fashion. When the pendulum swings, this conservative portfolio will still be here seeking to help investors increase their wealth with minimal risk.


INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

T.ROWE PRICE & ASSOCIATES, INC.
INVESTMENT SUB-ADVISER



[GRAPH]

               --------------------
                Flexibly Managed
                      Fund
               --------------------
                  Penn     S&P 500
                  Series
               --------------------

   3/1/1987      $10,000   $10,000
  12/31/1987     $10,420    $8,915
  12/31/1988     $12,390   $10,394
  12/31/1989     $15,020   $13,658
  12/31/1990     $14,893   $13,278
  12/31/1991     $18,118   $17,315
   11/1/1992
   11/2/1992
  12/31/1992     $19,851   $18,634
  12/31/1993     $22,986   $20,511
  12/31/1994     $23,938   $20,868
   3/1/1995
  12/31/1995     $29,271   $28,702
  12/31/1996     $34,063   $35,292
   5/1/1997
  12/31/1997     $39,394   $47,051
  12/31/1998     $41,793   $60,493
  12/31/1999     $44,781   $73,221
                ------------------

Avgerage
Annual
Returns

1 Year            7.15%    21.04%

5 Years          13.34%    28.54%

10 Years         11.54%    18.28%

Since Inc        12.39%    16.77%


The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to March 1, 1987, when T. Rowe Price became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INTERNATIONAL EQUITY FUND


In 1999, Japan's recovery led Asia out of an economic slump that had lasted for the last several years. The surging yen and the sustained growth in the equity market suggest that real restructurings and subsequent recovery have taken a firm foothold in Japan.

There has been a crucial change in Japan and the rest of Asia regarding the creation of shareholder value. There have been multiple announcements recently of mega jont ventures, and older traditional systems of valuation, particularly in the banking sector, are being phased out in favor of using ROE as the primary benchmark to measure the firm's success, as is currently being done in the U.S.

The convenience store chain Seven Eleven Japan was added to the portfolio during the fourth quarter. The franchise boasts a 15-year track record of consistent returns and a balance sheet with no debt. Other new additions in Japan included Ryohin Keikaku, a leading retail chain, Secom, a security service firm, and Asatsu-DK, a market leader in adverstising which has given employees equity ownership, a practice which is still somewhat unique in Japan. These firms share the qualities of being leaders in their respective industries, supported by rising operating margins.

Japan was the best performing EAFE market in 1999, and our exposure to Japan added to performance, with many of our long-term core holdings, such as Murata and Rohm, providing returns upto 40%. Stocks such as NTT Docomo and Hikara Tsushin provided lucrative exposure to the fast-growing mobile telecommunications market in Japan, and they present excellent investment opportunities.

One year after the introduction of the Euro currency, there is clear evidence that the European Union is working well as a unified organization, and that the Euro-11 has not fallen prey to purely French or German political interests.

There was a significant amount of cross-border merger activity in Europe in 1999, as the Euro-11 solidified. Romano Prodi, the Italian president of The European Commision, has not opposed any cross-border M&A activity. The Vodafone
- Mannesmann merger represented the biggest cross-border acquisition ever seen in Europe, and companies increasingly face the risk of being taken over. As the European equity market matures, company management has begun increasingly to recognize the importance of generating better returns for shareholders. This was evidenced by the large number of share cancellations and share buy-backs that will boost earnings for many companies across Europe.

In December of 1999, the Euro passed the psychological barrier of parity with the US Dollar, although it was bolstered by the end of the day's trading so as not to close at a rate less than the dollar. While the declining Euro may have had negative political connotations, the economic impact has been positive for European businesses, which have benefited from the weaker Euro in many export markets.

Stock picking in Europe had a positive impact on returns. Many of our European holdings, such as Mannesmann and Vodafone, provided returns well in excess of 20% for the year. Telecom stocks performed extraordinarily well and our holdings exceeded expectations. Our weighting of over 10% in European telecomm paid off nicely in 1999. Hedges against the Euro which were placed at various points throughout the year had a net positive impact on returns. The portfolio's overweight to Europe versus Asia was a liability in the third quarter. In the Fourth quarter, however, we benefited from Europe's recovery, as the European overweight had a net positive effect on fourth quarter performance.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

VONTOBEL USA, INC.
INVESTMENT SUB-ADVISER


[GRAPH]

                -------------------
                 Intl Equity Fund
                -------------------
                    Penn    EAFE
                   Series
                -------------------

   3/1/1987
  12/31/1987
  12/31/1988
  12/31/1989
  12/31/1990
  12/31/1991
   11/1/1992
   11/2/1992      $10,000  $10,000
  12/31/1992      $10,200  $10,140
  12/31/1993      $14,090  $13,446
  12/31/1994      $13,201  $14,491
   3/1/1995
  12/31/1995      $15,023  $16,114
  12/31/1996      $17,557  $17,087
   5/1/1997
  12/31/1997      $19,385  $17,391
  12/31/1998      $23,039  $20,869
  12/31/1999      $33,586  $26,496
                -------------------

Avgerage
Annual
Returns

1 Year            45.78%    26.96%

5 Years           20.53%    12.83%

10 Years           N/A       N/A

Since Inc         18.42%    14.56%

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAPITALIZATION FUND


Small cap value stocks were an overlooked segment of the stock market in 1999. While many large cap and technology issues rose sharply, the Russell 2000 Value Index actually declined 1.5% during the year. In comparison to this decline, and in comparison to the 21.3% return of the Russell 2000 Index (a small cap benchmark which includes both value and growth stocks), the Fund's negative return was 1.33%. Growth stocks include those projected to have steady earnings increases, while value stocks include those that are believed to be significantly underpriced in relation to their inherent value.

Some of the stocks that contributed positively to our performance in the fourth quarter of 1999 included:

* General Semiconductor, an electronic component supplier, experienced a pickup in volume and improved pricing as the Asian economic crisis subsided.

* Harman International, which produces high-fidelity audio products, benefited from a rationalized capital structure and significant new business from automobile original equipment manufacturers and personal computer manufacturers.

* Cambrex Corporation, which supplies products and services for the pharmaceutical and biotechnology industries, benefited from the continued growth of its markets.

* Air Express, an international airfreight forwarder and provider of global logistics services for importers and exporters, was acquired by Deutche Post.

Investments that detracted most from performance in the quarter included:

* AmeriSource, a wholesale distributor of pharmaceutical products and related health care services, declined due to investor concerns about possible government controls on pharmaceutical pricing, as well as concerns about the competitive impact of new Internet-based drugstores. The company also slightly missed its earnings per share estimates. We added to our position in the belief that these concerns are overstated and the stock is inexpensive in relation to the company's earnings and cash flow prospects.

* BMC Industries, a producer of aperture masks, ophthalmic lenses and photo-etched metal and electroformed parts, reported lower earnings due to the poor results of an acquired company.

* Shopko, a specialty discount retailer, was down in the quarter due to the general disfavor of retailing stocks. We think the share price is inexpensive and added to our holdings.

* Policy Management Systems, which provides enterprise software and electronic commerce systems to financial service companies, experienced an earnings shortfall in the fourth quarter as customers delayed new software purchases to focus on resolving Y2K problems.

Because they have underperformed the overall stock market for an extended period, we believe there are many opportunities at this time to purchase quality small cap value stocks inexpensively. We remain confident that the market will recognize these values over time and that the Fund will deliver excellent long-term investment results with below-market risk.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

OPCAP ADVISORS
INVESTMENT SUB-ADVISER

[GRAPH]

               -----------------------
                   Small Cap Fund
               -----------------------
                Penn Series  Russell
                               2000
               -----------------------

   3/1/1987
  12/31/1987
  12/31/1988
  12/31/1989
  12/31/1990
  12/31/1991
   11/1/1992
   11/2/1992
  12/31/1992
  12/31/1993
  12/31/1994
   3/1/1995        $10,000    $10,000
  12/31/1995       $11,276    $12,490
  12/31/1996       $13,504    $14,550
   5/1/1997
  12/31/1997       $16,613    $17,804
  12/31/1998       $15,091    $17,346
  12/31/1999       $14,891    $21,034
               -----------------------

Avgerage
Annual
Returns

1 Year             -1.33%      21.26%

5 Years              N/A        N/A

10 Years             N/A        N/A

Since Inc           8.58%      16.61%


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

EMERGING GROWTH FUND


We concluded a memorable year of performance in 1999 with very strong 4th quarter performance, as investors flocked to fast growth stocks in both the Russell 2000 Growth and the NASDAQ indices.

The Penn Series Emerging Growth Portfolio rose 76.17% in the fourth quarter, against a gain of 33.39% in the benchmark Russell 2000 Growth. We managed to outperform the benchmark in every quarter this year, leading to a calendar year return of 185.03% for the Penn Series Emerging Growth Portfolio, against a 43.09% rise in the Russell 2000 Growth.

Investors' interest in small stocks broadened in the fourth quarter, fueling the strong rally in the Russell 2000 Growth. In the fourth quarter, eight of the 11 Russell sectors produced positive performance. While we continued to emphasize technology, our results were bolstered by strong performance from other sectors as well.

We enjoyed strong returns from a number of stocks in the healthcare sector where technology is merging into traditional healthcare and biotech to create emerging growth investment opportunities. The focus of much of this new work is towards prediction and prevention of illness rather than the traditional detection and treatment of disease. Companies like Medarex Incorporated and Abgenix, Inc. are pioneering new techniques in applying the study of DNA within a technology framework. Typically these companies work closely with large drug companies to accelerate their research and testing capabilities as the drug companies look to create and rollout the next blockbuster drug.

Cytyc Corporation has applied new technology to cervical cancer screening. Historically this test has had a high margin of error. Cytyc has introduced a new technology that has made their version of the test more dependable. This enhanced reliability has made Cytyc's ThinPrep System very popular among healthcare providers. In turn, most HMO's are now providing partial or full reimbursement on the ThinPrep Test, helping to fuel it's growth in the marketplace.

We began accumulating the stock in late spring of this year when the stock was reasonably undiscovered and had a market capitalization under $500 million. Since then Cytyc has announced triple digit revenue and earnings increases for the last two quarters, dramatically increasing visibility of the companies fundamental story. The stock has moved up strongly in the third and fourth quarters, finishing the year with a market cap over $1 billion.

Investor's appetite for fast growing stocks that are powering technology growth seemed nearly insatiable in the 4th quarter. The tech heavy NASDAQ rose 48.18% in the fourth quarter alone! Gains in technology stocks also drove the strong 33.39% return in the benchmark, the Russell 2000 Growth. This strong performance also helped to expand the technology sector weighting of the Russell 2000 Growth from 22% at the beginning of the year to 34% at year-end.

Throughout the fourth quarter we maintained our yearlong emphasis on technology companies. We continue to find many exciting companies that are creating change in various sectors of the economy including telecommunications, media, hardware, software, and above all, how businesses leverage the Internet.

Forrester Research estimates the market for internet and e-commerce services to grow from $5.4 billion in 1998 to $32.7 billion in 2002, creating a business opportunity with a compounded annual growth rate of 57%. The struggle for most traditional, large companies is how to make their business more Web friendly, and then how to integrate these new internet based applications with their existing "legacy" systems. The supply of systems professionals with these technical skills is constrained, and corporate America is thin on this expertise. This creates a major opportunity for small, fast moving consulting firms to fill the void.

We owned a broad number of companies that provide internet system integration and consulting services. Earlier in the year, we sensed that Fortune 1000 companies would spend significantly and quickly to get Internet capabilities built. We took significant positions in companies like Sapient Corporation. We have known these companies for a long time and believe they are well positioned to gain in this internet spending race. We also invested in newcomers like Proxicom, Scient Corporation, and Viant and were rewarded with strong performance through the third and fourth quarters from these stocks as well.

Many of the stocks came public this year. We often participated in the Initial Public Offering of these companies, and added to our positions over time. Valuation of these stocks is not easy as the companies have short operating histories, and valuations based on revenue multiples accelerated quickly. Nonetheless, we developed metrics based on factors such as gross margins, revenue per billable personnel, average engagement size, and sales force growth and productivity. In addition we found it useful to build our own, more realistic revenue and earnings models rather than rely solely on Street models, which we find are often built to focus on large quarterly outperformance.

Nearly all the stocks have produced meaningful returns to the portfolio, as investors have been attracted to the companies rapid revenue growth opportunity, and as investors seeking internet exposure rotated out of more consumer based internet investment opportunities.

1999 was a banner year for IPO volume as more than $75 billion (though mid December) of new equity was issued, surpassing the previous record set in 1997. We aggressively mined the IPO universe for new Emerging Growth investment supply, participating in over 150 IPOs in calendar 1999. And we held onto many of these issues as we continued our research process on the companies as they matured. Interestingly, the IPO position's impact on performance was not that significant. We calculate that IPOs contributed only about 41 percentage points, or roughly 22%, out of the portfolio's 182% total return for 1999.

Two of our largest contributors to return, Network Solutions and Knight/Trimark Group, were companies that came public in 1997 and 1998. We participated in those companies IPOs and had built a strong knowledge base on the companies, giving us the edge to own them in a meaningful way in 1999. This provides a confirmation that our emerging growth research process pays off for investors over time.

While we enjoyed a banner year in 1999, we remain optimistic as we enter a new year. At the fundamental level, we see many companies with very compelling growth opportunities, and with the capabilities in place to succeed in their respective market. The volume of IPO's has provided us ample supply of investment ideas. However, we are somewhat concerned about the flood of investor money into this emerging growth space. It is reasonable to expect continued volatility. As always, we will seek to take advantage of these periods of volatility to improve the portfolio for the long term.

We appreciate your confidence in our effort and are very pleased to have you as a client.


INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

RS INVESTMENT MANAGEMENT, INC.
INVESTMENT SUB-ADVISER

[GRAPH]

              ------------------------
               Emerging Growth Fund
              ------------------------
               Penn Series    Russell
                               2000
              ------------------------

   3/1/1987
  12/31/1987
  12/31/1988
  12/31/1989
  12/31/1990
  12/31/1991
   11/1/1992
   11/2/1992
  12/31/1992
  12/31/1993
  12/31/1994
   3/1/1995
  12/31/1995
  12/31/1996
   5/1/1997       $10,000     $10,000
  12/31/1997      $13,922     $12,868
  12/31/1998      $18,892     $12,537
  12/31/1999      $53,848     $15,203
              ------------------------

Avgerage
Annual
Returns

1 Year           185.03%      21.26%

5 Years            N/A          N/A

10 Years           N/A          N/A

Since Inc         87.87%      16.99%


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends. The Russell 2000 Growth Index was added to provide a broader comparison base.

[THIS PAGE LEFT INTENTIONALLY BLANK]

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 1999
THE MONEY MARKET FUND

                                             Par
                                            (000)           Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 50.9%
--------------------------------------------------------------------------------
Albertson's, Inc.
        5.850%, 01/18/00                     2,000     $ 1,994,475
American Express Credit Corp.
        6.500%, 01/26/00                       500         497,743
AT&T Corp.
        6.380%, 01/11/00                     2,000       1,996,456
        5.750%, 01/27/00                       555         552,695
Carolina Power & Light Co.
        6.070%, 01/28/00                     2,000       1,990,895
Caterpillar Financial Service Corp.
        5.900%, 01/14/00                     2,500       2,494,674
        5.550%, 03/06/00                     1,000         989,979
Coca-Cola Co.
        5.850%, 01/14/00                       493         491,959
        5.850%, 02/11/00                       500         496,669
Countrywide Home Loans
        5.500%, 01/06/00                     1,000         999,236
Daimlerchrysler NA Holdings Corp.
        5.680%, 02/04/00                     1,475       1,467,087
        5.850%, 02/08/00                       500         496,912
Disney (Walt) Co.
        5.750%, 03/15/00                       186         183,802
Duke Capital Corp.
        6.250%, 01/14/00                       500         498,872
        5.850%, 01/25/00                     1,000         996,100
Duke Energy Corp.
        5.100%, 01/05/00                       271         270,846
Fleet Funding Corp.
        6.000%, 01/31/00                       367         365,165
        5.930%, 02/16/00                     1,000         992,423
Ford Motor Credit Corp.
        5.720%, 01/03/00                       314         313,900
General Electric Capital Corp.
        6.500%, 01/18/00                       981         977,989
        5.980%, 01/20/00                       500         498,422
        5.550%, 01/25/00                       100         996,300
        5.930%, 01/31/00                       500         497,529
General Electric Capital Services
        5.840%, 01/21/00                       500         498,378
General Mills, Inc.
        5.870%, 01/05/00                     1,000         999,348
General Motors Acceptance Corp.
        5.950%, 01/27/00                       800         796,562
        5.680%, 02/04/00                       178         177,045
Gillette Co.
        6.400%, 01/14/00                     2,200       2,194,916
        5.850%, 01/28/00                     1,000         995,612
GTE Corp.
        5.980%, 01/18/00                     1,000         997,176
        6.000%, 01/18/00                     1,000         997,167
        6.060%, 01/24/00                     1,000         996,128

                                               Par
                                              (000)         Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hasbro, Inc.
    5.000%, 01/03/00                           735       $ 734,796
IBM Credit Corp.
    5.720%, 02/09/00                         1,000         993,803
Kimberly-Clark WW
    5.830%, 01/21/00                         1,000         996,761
Merrill Lynch & Co.
    6.000%, 01/18/00                           500         498,583
    5.600%, 01/26/00                           260         258,989
    5.990%, 01/31/00                           302         300,493
    5.930%, 02/01/00                         2,000       1,989,787
Monsanto Co.
    5.550%, 03/06/00                         1,250       1,237,474
Motorola Credit Corp.
    5.820%, 03/17/00                           599         591,640
New York, New York
    6.150%, 03/01/00                         1,000       1,000,000
    6.150%, 03/01/00                           600         600,000
PG&E Corp.
    5.750%, 01/19/00                           480         478,620
    5.770%, 01/19/00                         1,000         997,115
    5.770%, 01/25/00                           261         259,996
Procter & Gamble Co.
    5.860%, 01/25/00                         2,000       1,992,187
    5.550%, 02/29/00                           200         198,181
    5.870%, 01/18/00                         1,250       1,246,535
                                                     --------------
TOTAL COMMERCIAL PAPER
   (Cost $44,087,420)                                   44,087,420
                                                     --------------

--------------------------------------------------------------------------------
CORPORATE BONDS --19.0%
--------------------------------------------------------------------------------
Alabama Power Co.
    6.000%, 03/01/00                          200         200,329
Albertson's, Inc.
    6.375%, 06/01/00                          250         250,445
Associates Corp. NA
    6.000%, 03/15/00                        1,170       1,169,377
    5.250%, 03/30/00                          646         644,617
    6.000%, 06/15/00                          160         159,779
    6.250%, 09/15/00                          250         249,873
BellSouth Telecommunications
    6.500%, 02/01/00                          150         150,165
Carolina Power & Light Co.
    6.125%, 02/01/00                          525         525,270
Chrysler Financial Co., LLC
    6.375%, 01/28/00                          200         200,175
    6.625%, 08/15/00                          562         563,204
Duke Energy Corp.
    7.000%, 06/01/00                          250         250,742
Fleet Mortgage Group, Inc.
    6.500%, 06/15/00                          575         576,711
FleetBoston Financial Corp.
    7.125%, 05/01/00                        1,000       1,006,322

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 1999 (Continued)
THE MONEY MARKET FUND


                                             Par
                                            (000)         Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ford Motor Credit Corp.
        8.375%, 01/15/00                     1,000     $ 1,001,162
        6.850%, 08/15/00                     1,000       1,004,046
        6.250%, 11/08/00                       310         310,077
General Motors Acceptance Corp.
        7.000%, 03/01/00                       592         593,537
IBM Corp.
        6.375%, 06/15/00                     2,195       2,198,933
International Lease Finance Corp.
        6.375%, 01/18/00                       365         365,038
        6.200%, 05/01/00                       210         210,313
        6.625%, 08/15/00                       250         250,816
Mellon Financial Co.
        6.300%, 06/01/00                       205         205,452
Merrill Lynch & Co., Inc.
        6.000%, 01/15/01                       100          99,243
Morgan Stanley Dean Witter
        6.250%, 03/15/00                       980         981,744
Norwest Financial, Inc.
        7.250%, 03/15/00                     1,000       1,003,949
Sherwin-Williams Co.
        6.250%, 02/01/00                       875         875,521
Southwestern Bell Telephone Co.
        6.125%, 03/01/00                       495         494,978
Wells Fargo Co.
        6.000%, 03/15/00                       894         894,741
                                                     --------------
TOTAL CORPORATE BONDS
  (Cost $16,436,559)                                    16,436,559
                                                     --------------

--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES** -- 13.3%
--------------------------------------------------------------------------------
Alabama State Industrial Development Authority
        6.750%, 01/07/00                       500         500,000
Barton Healthcare, LLC
        6.600%, 01/05/00                       410         410,000
Berks County, Pennsylvania,
     Industrial Development Authority
        6.800%, 01/07/00                       535         535,000
Bloomfield, New Mexico
        6.600%, 01/07/00                       600         600,000
Columbia County, Georgia,
     Development Authority
        6.600%, 01/07/00                     1,290       1,290,000
Community Health Systems, Inc.
        6.050%, 01/07/00                     1,065       1,065,000
        6.050%, 01/07/00                       255         255,000
Durham, North Carolina,
     Certificates of Participation
        5.950%, 01/07/00                       500         500,000
Fairview Hospital & Healthcare Services
        6.500%, 01/07/00                       500         500,000


                                              Par
                                             (000)          Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GMG Warehouse, LLC
    6.600%, 01/05/00                           800       $ 800,000
Health Insurance Plan of Greater NY
    6.000%, 01/07/00                           500         500,000
Illinois Development Finance Authority
    6.600%, 01/07/00                           600         600,000
Liliha Parking LP
    6.050%, 01/05/00                         1,755       1,755,000
Montgomery County, Pennsylvania,
    Industrial Development Authority
    6.800%, 01/07/00                         1,060       1,060,000
Silver City, New Mexico
    6.600%, 01/07/00                           600         600,000
St. Francis Healthcare Foundation
    6.050%, 01/07/00                           490         490,000
                                                        ----------
TOTAL VARIABLE RATE DEMAND NOTES
   (Cost $11,460,000)                                   11,460,000
                                                        ----------

--------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 7.7%
--------------------------------------------------------------------------------
Associates Corp. NA
    7.750%, 03/14/00                           50          50,260
Caterpillar Financial Service Corp.
    8.750%, 05/12/00                           40          40,411
Chrysler Financial Co., LLC
    5.700%, 01/13/00                          300         299,965
    6.610%, 06/16/00                          280         280,655
General Electric Capital Corp.
    5.600%, 01/14/00                          650         649,988
    5.835%, 04/28/00                          100         100,200
    6.000%, 09/13/00                          150         149,625
General Motors Acceptance Corp.
    5.750%, 01/05/00                          200         200,011
    6.250%, 01/06/00                        1,040       1,040,153
    6.650%, 05/05/00                          415         415,742
    6.650%, 05/24/00                          100         100,542
    6.900%, 06/06/00                          300         301,963
Honeywell, Inc.
    7.350%, 06/01/00                          360         362,843
IBM Corp.
    6.037%, 08/07/00                          300         299,614
International Lease Finance Corp.
    6.050%, 02/01/00                          150         150,104
    6.450%, 09/11/00                          100         100,134
    6.200%, 11/06/00                          150         149,736
Merrill Lynch & Co.
    6.475%, 03/01/00                          250         250,330
Morgan (JP) & Co., Inc.
    5.875%, 05/01/00                          419         419,896
Pepsico, Inc.
    5.875%, 06/01/00                        1,075       1,074,145

                                             Par
                                            (000)          Value
------------------------------------------------------------------------

------------------------------------------------------------------------
Southwestern Bell Communication
  Capital Corp.
    6.750%, 02/02/00                           250        $   250,127
                                                          -----------
TOTAL MEDIUM TERM NOTES
    (Cost $6,686,444)                                       6,686,444
                                                          -----------
                                          Number
                                        of Shares           Value
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.0%
------------------------------------------------------------------------
Janus Money Market Fund, Inc.            4,134,044          4,134,044
Provident Institutional Fund, Inc.       3,664,721          3,664,721
                                                          -----------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $7,798,765)                                        7,798,765
                                                          -----------

TOTAL INVESTMENTS--99.9%                                   86,469,188
     (Cost $86,469,188) (a)

OTHER ASSETS IN EXCESS
     OF LIABILITIES--0.1%                                     112,116
                                                          -----------

NET ASSETS APPLICABLE TO 86,584,064
     SHARES OF COMMON STOCK
     ISSUED AND OUTSTANDING-- 100.0%                      $86,581,304
                                                          ===========

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                                   $1.00
                                                     ===================

------------------------------------------------------------------------
(a) Cost for Federal income tax purposes.

** The rate shown is the rate as of December 31, 1999, and the maturity is the next interest readjustment date.

                                         Percentage of Portfolio
   Maturity         Amount            ----------------------------------
   Schedule           Par                                          (cum)
--------------------------------                                   -----
    1 - 7 days      $16,020,000              20.3%                20.3%
   8 - 14 days        8,643,000              11.0%                31.3%
  15 - 30 days       22,152,000              28.1%                59.4%
  31 - 60 days        9,972,000              12.7%                72.1%
  61 - 90 days       10,912,000              13.8%                85.9%
 91 - 120 days          100,000               0.1%                86.0%
121 - 150 days        2,184,000               2.8%                88.8%
 over 150 days        8,822,000              11.2%               100.0%
                ----------------      -------------
                    $78,805,000             100.0%

Average Weighted Maturity --  48 days

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999
THE QUALITY BOND FUND

                                     Par
                                    (000)             Value
--------------------------------------------------------------------------------
CORPORATE BONDS-- 20.5%
--------------------------------------------------------------------------------
Canadian Government Agency--2.1%
Hydro-Quebec
     8.050%, 07/07/24                1,000          $1,200,312
                                                   -----------

Computers--1.7%
IBM Corp.
     6.220%, 08/01/27                1,000             966,250
                                                   -----------

Diversified Financial Services--2.7%
Associates Corp. N.A.
     7.750%, 02/15/05                  500             509,375
General Electric Capital Corp.
     6.660%, 05/01/00                1,000           1,001,250
                                                   -----------
                                                     1,510,625
                                                   -----------
Electrical Equipment--4.3%
Cleveland Electric Illuminating Co.
     7.880%, 11/01/17                2,500           2,384,375
                                                   -----------

Gas Transmission--0.4%
Williams Gas Pipeline
     7.375%, 11/15/06                  250             244,062
                                                   -----------

Retail--0.3%
Penney (J.C.) Co., Inc.
     9.450%, 07/15/02                  175             176,531
                                                   -----------

Services-Equipment Renting & Leasing--0.2%
Service Corp. International
     7.000%, 06/01/15                  100              83,125
                                                   -----------

Telecommunications--7.6%
Qwest Communications International, Inc.
     7.250%, 11/01/08                3,000           2,876,250
Teleglobe, Inc.
     7.700%, 07/20/29                1,500           1,353,750
                                                   -----------
                                                     4,230,000
                                                   -----------

Transportation--1.2%
CSX Corp.
     7.050%, 05/01/02                  660             657,525
                                                   -----------

TOTAL CORPORATE BONDS
   (Cost $11,578,851)                               11,452,805
                                                   -----------

---------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--15.4%
---------------------------------------------------------------
Treasury Bonds--8.3%
     7.250%, 05/15/16                1,750           1,830,366
     5.250%, 02/15/29                3,380           2,800,274
                                                  ------------
                                                     4,630,640
                                                  ------------

                                     Par
                                    (000)              Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Treasury Notes--7.1%
    4.750%,  02/15/04                 700           $  660,625
    7.250%,  05/15/04                 380              391,510
    6.500%,  10/15/06               1,250            1,247,136
    5.625%,  05/15/08                 350              329,370
    4.750%,  11/15/08               1,550            1,368,307
                                                --------------
                                                     3,996,948
                                                --------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $8,971,012)                                 8,627,588
                                                --------------

--------------------------------------------------------------------------------
AGENCY OBLIGATIONS--85.0%
--------------------------------------------------------------------------------
Federal Home Loan Bank Discount Note--35.7%
    1.950%,  01/03/00              20,000           19,997,833
                                                --------------

Federal Home Loan Mortgage Corporation--9.2%
    8.000%,  12/01/19               5,100            5,149,419
                                                --------------

Federal National Mortgage Association Bonds--40.1%
    5.625%,  03/15/01               3,100            3,071,636
    8.000%,  04/13/05               3,050            3,074,797
    6.825%,  09/01/07               2,660            2,595,501
    6.500%,  12/01/26               5,950            5,606,031
    7.500%,  12/01/26               5,250            5,192,565
    7.000%,  05/01/29               3,000            2,900,610
                                                --------------
                                                    22,441,140
                                                --------------
TOTAL AGENCY OBLIGATIONS
   (Cost $47,908,675)                               47,588,392
                                                --------------

--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--1.6%
--------------------------------------------------------------------------------
Morgan Stanley
    6.950%,  12/10/07                 455              418,610
Sasco, Series 1996-CFL
    6.303%,  02/25/28                 500              498,942
                                                --------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $955,097)                                     917,552
                                                --------------

--------------------------------------------------------------------------------
COMMERCIAL ASSET BACKED SECURITIES--6.0%
--------------------------------------------------------------------------------
Illinois Power Special Purpose Trust
    5.380%,  06/25/07               2,500            2,345,600
Railcar Leasing, LLC
    7.125%,  01/15/13               1,000              985,000
                                                --------------

TOTAL COMMERCIAL ASSET BACKED SECURITIES
   (Cost $3,429,610)                                 3,330,600
                                                --------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE QUALITY BOND FUND

                                   Number
                                  of Shares           Value
---------------------------------------------------------------
SHORT-TERM INVESTMENTS--9.3%
---------------------------------------------------------------
Janus Money Market Fund           2,776,573         $2,776,573
Provident Institutional Fund      2,456,221          2,456,221
                                                 -------------

TOTAL SHORT-TERM INVESTMENTS
   (Cost $5,232,794)                                 5,232,794
                                                 -------------

TOTAL INVESTMENTS--137.8%
  (Cost $78,076,039) (a)                            77,149,731

PAYABLE FOR SECURITIES
     PURCHASED--(39.7%)                            (22,215,203)

OTHER ASSETS IN EXCESS
     OF OTHER LIABILITIES--1.9%                      1,040,007
                                                  ------------

NET ASSETS APPLICABLE TO 5,383,024
     SHARES OF COMMON STOCK ISSUED
     AND OUTSTANDING--100.0%                      $ 55,974,535
                                                  ============

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                        $ 10.40
                                                  ============


-------------------------------------------

(a) At December 31, 1999, the cost for Federal income tax purposes was $78,162,913. Net unrealized depreciation was $1,013,182. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $56,594 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,069,776.

The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999
THE HIGH YIELD BOND FUND

                                 Par
                                (000)               Value
-----------------------------------------------------------
CORPORATE BONDS--86.5%
-----------------------------------------------------------
Aerospace & Defense--1.4%
Communications & Power Industries
   12.000%, 08/01/05              550         $    448,250
Dyncorp, Inc.
    9.500%, 03/01/07              425              376,125
IT Group, Inc.
   11.250%, 04/01/09              125              121,875
                                             -------------
                                                   946,250
                                             -------------
Automobiles & Related--1.2%
Advance Stores Co., Inc.
   10.250%, 04/15/08              150              129,750
Hayes Lemmerz International, Inc.
    8.250%, 12/15/08              200              184,000
MSX International, Inc.
   11.375%, 01/15/08              200              192,000
Venture Holdings Trust
    9.500%, 07/01/05              350              320,250
                                            --------------
                                                   826,000
                                            --------------
Broadcast/Media--2.9%
Benedek Communications Corp.
 14.153%**, 05/15/06              360              324,000
Chancellor Media Corp.
    8.750%, 06/15/07              150              152,250
    8.125%, 12/15/07              100              100,625
Citadel Broadcasting Company
    9.250%, 11/15/08              350              351,750
Cumulus Media, Inc.
   10.375%, 07/01/08              300              315,000
Radio Unica Corp.
 13.443%**, 08/01/06              500              323,750
Sinclair Broadcast Group
   10.000%, 09/30/05              200              200,000
Spanish Broadcasting System
    9.625%, 11/01/09              275              277,750
                                            --------------
                                                 2,045,125
                                            --------------
Building Products--1.9%
American Builders & Contractors
 Supply Co., Inc.
   10.625%, 05/15/07              375              346,875
Associated Materials, Inc.
    9.250%, 03/01/08              600              579,750
ISG Resources, Inc.
   10.000%, 04/15/08              500              427,500
                                            --------------
                                                 1,354,125
                                            --------------
Cable Operators--6.2%
Adelphia Communications Corp.
    9.875%, 03/01/07              250              255,000
    7.875%, 05/01/09              350              317,625
Century Communications
  17.46%**, 01/15/08              500              220,000
Charter Communications
  Holdings L.L.C.
  9.915%**, 04/01/11              250              147,813
Coaxial Communications, Inc.
   10.000%, 08/15/06              200              197,000
Coaxial L.L.C.
   11.820%**, 08/15/08            300              193,500

                                   Par
                                  (000)           Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Falcon Holding Group L.P.
    9.857%**, 04/15/10             450         $   327,938
Frontiervision Holdings L.P.
   10.852%**, 09/15/07             400             358,000
Insight Midwest
    9.750%, 10/01/09               250             258,125
International Cabletel, Inc.
10.106%**, 02/01/06                200             184,000
Northland Cable Television
  10.250%, 11/15/07                250             251,875
NTL, Inc.
   9.549%**, 04/01/08              250             176,250
   4.302%**, 04/15/09              500             472,475
United International Holdings
  11.944%**, 02/15/08            1,150             741,750
United Pan-Europe Com NV
  10.875%, 08/01/09                200             203,000
                                              ------------
                                                 4,304,351
                                              ------------
Containers--2.3%
Anchor Advanced Products, Inc.
  11.750%, 04/01/04                 600            513,000
Consolidated Container Co. L.L.C.
  10.125%, 07/15/09                 750            766,875
U.S. Can Corp.
  10.125%, 10/15/06                 350            358,750
                                              ------------
                                                 1,638,625
                                              ------------
Electronic Components--0.7%
Amkor Technologies, Inc.
    9.250%, 05/01/06                500            497,500
                                              ------------

Energy Services--7.1%
Amerigas Partners L.P.
   10.125%, 04/15/07                400            408,000
Canadian Forest Oil Ltd.
    8.750%, 09/15/07                300            286,500
Comstock Resources, Inc.
   11.250%, 05/01/07                475            489,250
Continental Resources, Inc.
   10.250%, 08/01/08                275            243,375
Cross Timbers Oil Co.
    8.750%, 11/01/09                100             96,000
Denbury Management, Inc.
    9.000%, 03/01/08                250            230,312
Energy Corp. of America
    9.500%, 05/15/07                600            423,000
Eott Energy Partners
   11.000%, 10/01/09                100            105,000
Forest Oil Corp.
   10.500%, 01/15/06                200            205,500
Frontier Oil Corp.
   11.750%, 11/15/09                350            346,500
Nuevo Energy Co.
    9.500%, 06/01/08                250            247,500
Plains Resources, Inc.
   10.250%, 03/15/06                150            147,000

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE HIGH YIELD  BOND FUND

                                  Par
                                 (000)              Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pride Petroleum Services, Inc.
    9.375%, 05/01/07              425            $ 427,125
Stone Energy Corp.
    8.750%, 09/15/07              500              497,500
Swift Energy Corp.
   10.250%, 08/01/09              250              255,000
Vintage Petroleum
    9.750%, 06/30/09              250              257,500
YPF Sociedad Anonima
   10.000%, 11/02/28              300              330,279
                                              ------------
                                                 4,995,341
                                              ------------
Entertainment & Leisure--2.2%
AMC Entertainment, Inc.
    9.500%, 02/01/11              325              284,375
Bally Total Fitness Holdings
    9.875%, 10/15/07              500              492,500
Cinemark USA, Inc.
    8.500%, 08/01/08              150              131,250
Premier Parks, Inc.
    9.750%, 06/15/07              250              251,562
  9.444%**, 04/01/08              500              347,500
                                              ------------
                                                 1,507,187
                                              ------------
Finance--1.0%
Lodgian Finance Corp.
   12.250%, 07/15/09              250              250,000
RBF Finance Co.
   11.000%, 03/15/06              400              431,000
                                              ------------
                                                   681,000
                                              ------------
Financial Services--0.2%
Euronet Services, Inc.@
   34.891%**, 07/01/06            500              135,174
                                              ------------

Food/Tobacco--3.6%
B&G Foods, Inc.
    9.625%, 08/01/07              600              543,000
Doane Pet Care Co.
    9.750%, 05/15/07              500              501,250
International Home Foods, Inc.
   10.375%, 11/01/06              300              312,750
Luigino's, Inc.
   10.000%, 02/01/06              150              135,937
Mrs. Fields Original
 Cookies, Inc.
   10.125%, 12/01/04               75               61,125
New World Pasta Company
    9.250%, 02/15/09              500              467,500
Southern Foods Group
    9.875%, 09/01/07              500              506,250
                                              ------------
                                                 2,527,812
                                              ------------
Healthcare--3.4%
Dade International, Inc.
   11.125%, 05/01/06              525              517,125
Hanger Othopedic Group, Inc.
   11.250%, 06/15/09              150              154,875
King Pharmaceutical, Inc.
   10.750%, 02/15/09              300              319,500
Lifepoint Hospitals
 Holdings, Inc.
   10.750%, 05/15/09              350              364,875


                                    Par
                                   (000)            Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mariner Post-Accute Network, Inc.#
   18.591%**, 11/01/07              650       $    6,500
Quest Diagnostic, Inc.
   10.750%, 12/15/06                350          369,250
Tenet Healthcare Corp.
    8.000%, 01/15/05                300          290,250
Triad Hospitals Holdings, Inc.
   11.000%, 05/15/09                375          390,000
                                             -----------
                                               2,412,375
                                             -----------
Hotels & Gaming--5.6%
Argosy Gaming Co.
   10.750%, 06/01/09                375          397,500
Courtyard by Marriott II
   10.750%, 02/01/08                600          592,500
Harrahs Operating Co., Inc.
    7.875%, 12/15/05                250          245,625
Hollywood Casino Shreveport
   13.000%, 08/01/06                350          376,250
Hollywood Park, Inc.
    9.250%, 02/15/07                500          498,750
Horseshoe Gaming L.L.C.
    9.375%, 06/15/07                300          300,000
    8.625%, 05/15/09                350          338,625
Host Marriott Travel Plaza
    9.500%, 05/15/05                600          629,484
Isle of Capri Casinos, Inc.
    8.750%, 04/15/09                250          233,125
Players International, Inc.
   10.875%, 04/15/05                150          158,250
Venetian Casino
   14.250%, 11/15/05                200          127,000
                                             -----------
                                               3,897,109
                                             -----------
Internet Service Providers--2.6%
Covad Communications Group
   14.715%**, 03/15/08              400          254,000
   12.500%, 02/15/09                150          156,750
Cybernet Internet Services
   14.000%, 07/01/09                150          130,500
Exodus Communications, Inc.
   11.250%, 07/01/08                150          156,375
   10.750%, 12/15/09                200          204,500
PSINet, Inc.
   10.000%, 02/15/05                150          149,250
   11.500%, 11/01/08                450          472,500
Verio, Inc.
   11.250%, 12/01/08                300          316,500
                                             -----------
                                               1,840,375
                                             -----------
Long Distance Telecommunication--3.9%
Global Telesystem
   11.000%, 12/01/09                250          254,306
Hermes Europe Rail
   10.375%, 01/15/09                250          248,125
Metromedia Fiber Network, Inc.
   10.000%, 11/15/08                450          463,500
Primus Telecomm Group
   12.750%, 10/15/09                250          261,250

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE HIGH YIELD  BOND FUND

                                         Par
                                        (000)             Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RSL Communications PLC Co.
    9.125%, 03/01/08                     200          $   177,000
   12.000%, 11/01/08                     400              405,000
Viatel, Inc.
   12.220%**, 04/15/08                   100               63,500
   11.500%, 03/15/09                     300              306,000
Williams Communications Group, Inc.
   10.875%, 10/01/09                     500              526,250
                                                     ------------
                                                        2,704,931
                                                     ------------
Manufacturing--2.3%
Hawk Corp.
   10.250%, 12/01/03                     500              487,500
HCC Industries, Inc.@
   10.750%, 05/15/07                     400              234,000
International Wire Group, Inc.
   11.750%, 06/01/05                     600              622,500
Panolam Industries Intl
   11.500%, 02/15/09                     200              205,500
Paragon Corp. Holdings, Inc.@
    9.625%, 04/01/08                     125               40,625
                                                     ------------
                                                        1,590,125
                                                     ------------
Metals--0.5%
Golden Northwest Aluminum
   12.000%, 12/15/06                     350              369,250
                                                     ------------

Metals & Mining--0.3%
Better Minerals & Aggreg
   13.000%, 09/15/09                     200              201,500
                                                     ------------

Miscellaneous Consumer Products--0.7%
Corning Consumer Product
    9.625%, 05/01/08                     300              237,000
Hedstrom Holdings, Inc.@
   14.951%**, 06/01/09                    50                  750
Holmes Products Corp.
    9.875%, 11/15/07                     275              202,125
    9.875%, 11/15/07                      50               36,750
                                                     ------------
                                                          476,625
                                                     ------------
Paper & Paper Products--4.6%
Kappa Beheer BV
   11.360%**, 07/15/09                   350              220,314
   10.625%, 07/15/09                     500              523,750
Packaging Corp. of America
    9.625%, 04/01/09                     300              309,000
Paperboard Industries
 International, Inc.
    8.375%, 09/15/07                     250              238,750
Repap New Brunswick
    9.000%, 06/01/04                     125              122,500
   11.500%, 06/01/04                     375              390,000
   10.625%, 04/15/05                     400              374,000
Riverwood International Co.
   10.250%, 04/01/06                     125              128,125
   10.625%, 08/01/07                     125              130,000
   10.875%, 04/01/08                     300              298,500
U.S. Timberlands Klam/ Finance
    9.625%, 11/15/07                     500              468,125
                                                     ------------
                                                        3,203,064
                                                     ------------
Petroleum--0.3%
PDVSA Finance Ltd.
    7.500%, 11/15/28                     300              210,501
                                                     ------------


                                          Par
                                         (000)            Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Printing & Publishing--1.5%
Hollinger International
 Publishing Inc.
    9.250%, 03/15/07                      400           $ 398,000
Sun Media Corp.
    9.500%, 02/15/07                      275             274,312
TDL Infomedia Group Ltd.
   12.125%, 10/15/09                      125             201,660
Transwestern Holdings, L.P.
   13.456%**, 11/15/08                    100              72,500
Transwestern Publishing
    9.625%, 11/15/07                      100             100,000
                                                      -----------
                                                        1,046,472
                                                      -----------
Rental Auto - Equipment--1.4%
Avis Rent A Car, Inc.
   11.000%, 05/01/09                      500             527,500
Universal Compression, Inc.
   11.883%**, 02/15/08                    700             434,875
                                                      -----------
                                                          962,375
                                                      -----------
Restaurants--0.4%
Sbarro, Inc.
   11.000%, 09/15/09                      250             260,000
                                                      -----------

Retail--1.1%
Petro Shopping Centers
   10.500%, 02/01/07                      300             279,750

Safelite Glass Corp.
    9.875%, 12/15/06                      100               5,500
    9.875%, 12/15/06                      200              11,000

Sleepmaster, Inc.
   11.000%, 05/15/09                      500             503,125
                                                      -----------
                                                          799,375
                                                      -----------
Satellites--0.5%
Orbital Imaging Corp.
   11.625%, 03/01/05                      100              67,500
Pegasus Communications Corp.
    9.625%, 10/15/05                      200             203,000
    9.750%, 12/01/06                      100             102,250
                                                      -----------
                                                          372,750
                                                      -----------
Savings & Loan--0.3%
Bank United Capital Trust @
   10.250%, 12/31/26                      250             220,625
                                                      -----------

Services--3.2%
AP Holdings, Inc. @
   12.473%**, 03/15/08                    200              77,000
Coinmach Corp.
   11.750%, 11/15/05                      307             317,745
Global Imaging Systems
   10.750%, 02/15/07                      300             291,000
Group Maintenance America Corp.
    9.750%, 01/15/09                      300             300,000
Intertek Finance PLC
   10.250%, 11/01/06                      500             462,500
Iron Mountain, Inc.
    8.750%, 09/30/09                      500             478,750
Mastec, Inc.
    7.750%, 02/01/08                      200             189,000

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE HIGH YIELD BOND FUND

                                  Par
                                 (000)           Value
-----------------------------------------------------------

-----------------------------------------------------------
Protection One Alarm
   13.625%, 06/30/05              200          $   127,000
                                               -----------
                                                 2,242,995
                                               -----------
Specialty Chemicals--3.3%
American Pacific Corp. @
    9.250%, 03/01/05              500              505,000
ISP Holdings, Inc.
    9.750%, 02/15/02              500              503,750
Koppers Industry, Inc.
    9.875%, 12/01/07              500              462,500
Lyondell Chemical Co.
   10.875%, 05/01/09              175              185,500
Octel Developments PLC
   10.000%, 05/01/06              400              398,000
Sovereign Specialty Chemicals
    9.500%, 08/01/07              250              252,500
                                               -----------
                                                 2,307,250
                                               -----------
Supermarkets--0.8%
Jitney-Jungle Stores of America, Inc. #
   12.000%, 03/01/06              250               51,250
   10.375%, 09/15/07              250                3,125
Pantry, Inc.
   10.250%, 10/15/07              500              490,000
Pathmark Stores
   10.750%, 11/01/03              400               46,000
                                                -----------
                                                   590,375
                                               -----------
Textiles & Apparel--0.4%
Delta Mills, Inc.
    9.625%, 09/01/07              125               88,125
Dyersburg Corp.
    9.750%, 09/01/07              450              182,250
                                               -----------
                                                   270,375
                                               -----------
Transportation--1.7%
Greyhound Lines
   11.500%, 04/15/07              500              563,125
Travelcenters of America
   10.250%, 04/01/07              600              600,000
                                               -----------
                                                 1,163,125
                                               -----------
Wireless Telecommunications--9.5%
Airgate PCS, Inc.
   12.157%**, 10/01/09            850              476,000
American Cellular Corp.
   10.500%, 05/15/08              150              166,125
Centennial Cellular Corp.
   10.750%, 12/15/08              500              538,750
Clearnet Communications, Inc.
   12.567%, 12/15/05              350              346,500
   10.125%, 07/07/07              500              500,156
   17.311%**, 02/15/09            250               98,718
   10.683%**, 05/01/09            250              150,625
Dobson Communications
   11.750%, 04/15/07              100              115,750
Microcell Telecommunications
   12.507%**, 06/01/06            250              222,500
Nextel Communications, Inc.
    9.993%**, 10/31/07            350              254,625
   10.300%**, 02/15/08            370              262,700
Nextel International, Inc.
   13.741%**, 04/15/08            450              265,325

                                    Par
                                   (000)            Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Orange PLC
    8.750%, 06/01/06                150          $ 157,875
    8.000%, 08/01/08                150            151,500
Rogers Cantel, Inc.
    9.375%, 06/01/08                250            263,750
    9.750%, 06/01/16                350            392,000
Telecorp PCS, Inc.
   11.869%**, 04/15/09              950            603,250
Tritel PCS, Inc.
   12.428%**, 05/15/09              250            158,750
Triton PCS, Inc.
   12.339%**, 05/01/08            1,100            786,500
Voicestream Wireless Holding
   11.866%**, 11/15/09            1,000            607,500
   10.375%, 11/15/09                150            155,250
                                               -----------
                                                 6,674,149
                                               -----------
Wireline Telecommunications--7.5%
21st Century Telecom Group
   17.460%**, 02/15/08             450             303,750
Alaska Communications
    9.375%, 05/15/09               350             340,375
Allegiance Telecom, Inc.
   11.798%**, 02/15/08             525             380,625
Colt Telecom Group PLC
   12.219%**, 12/15/06             750             658,125
GST Network Funding, Inc.
   11.574%**, 05/01/08             250             122,500
Hyperion Telecommunications, Inc.
   12.256%**, 04/15/03             175             158,375
   12.000%, 11/01/07               250             267,500
ICG Holdings, Inc.
   14.461%**, 09/15/05             350             306,551
Intermedia Communications, Inc.
    8.600%, 06/01/08               200             185,500
    9.500%, 03/01/09               100              96,750
   11.122%**, 03/01/09             250             151,250
Jazztel PLC
   13.250%, 12/15/09               150             151,828
KMC Telecom Holdings, Inc.
   13.782%**, 02/15/08             350             194,250
McLeodUSA, Inc.
   11.276%**, 03/01/07             100              82,500
    8.125%, 02/15/09                75              69,938
MetroNet Communications Corp.
   12.507%**, 11/01/07              50              41,875
    8.723%**, 06/15/08             250             201,875
Netia Holdings II B.V.
   13.125%, 06/15/09               200             200,000
NEXTLINK Communications, Inc.
   12.500%, 04/15/06               250             268,750
   12.248%**, 06/01/09             350             217,000
Tele1 Europe BV
   11.875%, 12/01/09               350             356,028
   13.000%, 05/15/09               150             158,250
Teligent Inc.
   11.500%, 12/01/07               225             221,625
   12.898%**, 03/01/08             175             105,875
                                               -----------
                                                 5,241,095
                                               -----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE HIGH YIELD  BOND FUND

                               Par
                              (000)                Value
-----------------------------------------------------------

-----------------------------------------------------------
TOTAL CORPORATE BONDS
   (Cost $63,051,096)                         $ 60,515,306
                                              ------------

-----------------------------------------------------------
CONVERTIBLE BOND--0.3%
-----------------------------------------------------------
Hospital Supplies & Hospital Management
Omnicare, Inc.
    5.000%, 12/01/07
   (Cost $157,500)                250              168,805
                                              ------------

-----------------------------------------------------------
AGENCY OBLIGATION--0.6%
-----------------------------------------------------------
Federal Farm Credit Banks
    5.150%, 01/28/00
   (Cost $440,293)                442              440,293
                                              ------------

-----------------------------------------------------------
COMMERCIAL PAPER--0.3%
-----------------------------------------------------------
AIG Funding, Inc.
    4.800%, 01/15/00
   (Cost $177,905)                178              177,905
                                              ------------

-----------------------------------------------------------
                               Number
COMMON STOCK--0.8%           of Shares
-----------------------------------------------------------
AT&T Canada, Inc.--*@             514               18,591
Dr. Pepper Bottling
 Holdings, Inc.*@              14,800              370,000
Gaylord Container Corp. *       7,500               51,094
Hedstrom Holdings, Inc. * @     6,065                   60
Nextel Communications, Inc. *     232               23,918
Premier Parks, Inc. *           2,800               80,850
Protection One, Inc. *          8,400               16,275
                                              ------------
TOTAL COMMON STOCK
  (Cost $331,081)                                  560,788
                                              ------------

-----------------------------------------------------------
PREFERRED STOCK--8.0%
-----------------------------------------------------------
Broadcast/Media--1.7%
Capstar Broadcasting Partners   4,031              472,656
Citadel Broadcasting Co.        1,788              199,407
Cumulus Media, Inc.               126              141,968
Sinclair Capital                3,250              331,500
                                              ------------
                                                 1,145,531
                                              ------------
Cable Operators--1.9%
CSC Holdings, Inc.             12,179            1,338,203
                                              ------------

Computer Services & Software--0.2%
PSINET, Inc.                    2,500              146,250
                                              ------------

Industrial- Other--0.2%
Anvil Holdings, Inc.@           5,163               20,652
Clarke USA, Inc.                3,110              141,506
                                              ------------
                                                   162,158
                                              ------------
Long Distance--0.3%
Global Crossing Holdings, LTD.  2,250              227,250
                                              ------------

Metals & Mining--0.4%
International Utility
 Structures, Inc.*                275              228,938
                                              ------------

Satellites--0.1%
Pegasus Communications Corp.       81               89,735
                                              ------------

Wireless Communications--2.7%
Dobson Communications Corp.*      563              594,926

                                 Number
                               of Shares             Value
--------------------------------------------------------------------------------
Nextel Communications, Inc.       4,617             947,568
Rural Cellular Corp.                348             357,570
                                               ------------
                                                  1,900,064
                                               ------------
Wireline Communications--0.5%
E. Spire Communications Inc.      1,963              34,357
Intermedia Communications, Inc.  12,566             123,774
Nextlink Communications           3,748             208,014
                                               ------------
                                                    366,145
                                               ------------
TOTAL PREFERRED STOCK
  (Cost $5,887,936)                               5,604,274
                                               ------------

--------------------------------------------------------------------------------
                                     Number
WARRANTS--0.3%                    of Warrants       Value
--------------------------------------------------------------------------------
Allegiance Telecom, Inc. * @            250           2,250
Cybernet Internet Services*             150          12,000
Globalstar Inc *                        350          75,338
ICF Kaiser International, Inc. *      1,575              16
Intermedia Communications, Inc. *@       50           5,612
KMC Telecom Holdings, Inc. * @          200             500
Microcell Telecom * @                   800          55,426
Tele1 Europe BV*                        250          42,563
UIH Australia *@                        175            5250
Wireless One, Inc.*@                    450               4
Wright Medical Technology, Inc. *@    2,676               3
                                                -----------
TOTAL WARRANTS  (Cost $78,176)                      198,962
                                               ------------

TOTAL INVESTMENTS--96.8%
   (Cost $70,373,987) (a)                        67,666,333

OTHER ASSETS IN EXCESS
 OF LIABILITIES--3.2%                             2,261,587
                                               ------------

NET ASSETS APPLICABLE TO 7,300,867
     SHARES OF COMMON STOCK
     ISSUED AND OUTSTANDING--100.0%             $69,927,920
                                               ============

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                       $9.58
                                               ============

---------------------------------------
*  Non-Income Producing Security
** Effective Yield
@ Restricted Security
# Security in Default

(a) At December 31, 1999, the cost for Federal income tax purposes was $70,502,908. Net unrealized depreciation was $2,836,574. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,660,638 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,497,212.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS-- DECEMBER 31, 1999
THE GROWTH EQUITY FUND

                                Number
                               of Shares      Value
--------------------------------------------------------
COMMON STOCK--98.4%
--------------------------------------------------------
Computer - Internet -
 Services & Software--1.6%
America Online, Inc. *            60,000    $ 4,526,250
                                            -----------

Computer Services & Software--19.7%
Cisco Systems, Inc. *            160,000     17,135,000
EMC Corp. *                       75,000      8,193,750
Microsoft Corp. *                150,000     17,507,812
Sun Microsystems, Inc. *         170,000     13,159,062
                                            -----------
                                             55,995,624
                                            -----------
Computer Systems--2.3%
International Business
     Machines Corp.               60,000      6,480,000
                                            -----------

Diversified Operations--12.6%
General Electric Co.             100,000     15,475,000
Procter & Gamble Co.              80,000      8,765,000
Tyco International Ltd.          300,000     11,662,500
                                            -----------
                                             35,902,500
                                            -----------
Electronics--5.1%
Texas Instruments, Inc.          150,000     14,531,250
                                            -----------

Electronics--Semiconductors--4.2%
Intel Corp.                       35,000      2,879,844
Xilinx, Inc. *                   200,000      9,093,750
                                            -----------
                                             11,973,594
                                            -----------
Financial Services--8.2%
Chase Manhattan Corp.            120,000      9,322,500
Citigroup, Inc.                  250,000     13,890,625
                                            -----------
                                             23,213,125
                                            -----------
Insurance--2.9%
American International
 Group, Inc.                      75,000      8,109,375
                                            -----------

Machinery--3.6%
Applied Materials, Inc. *         80,000     10,132,500
                                            -----------

Media & Communications--4.4%
Clear Channel Communications,
 Inc.*                           140,000     12,495,000
                                            -----------

Pharmaceuticals--1.6%
Johnson & Johnson                 50,000      4,656,250
                                            -----------

Retail--9.1%
The Home Depot,  Inc.            225,000     15,426,563
Wal-Mart Stores, Inc.            150,000     10,368,750
                                            -----------
                                             25,795,313
                                            -----------


                                  Number
                                of Shares        Value
-----------------------------------------------------------

-----------------------------------------------------------
Telecommunications--18.9%
General Instrument Corp. *        150,000     $ 12,750,000
Lucent Technologies, Inc.          30,000        2,244,375
MCI WorldCom, Inc. *              225,000       11,932,031
Nextel Communications, Inc.        50,000        5,154,688
Nokia Corp. (ADR)                  40,000        7,600,000
QUALCOMM, Inc.*                    80,000       14,087,500
                                              ------------
                                                53,768,594
                                              ------------
Therapeutics--4.2%
Amgen, Inc.*                      200,000       12,006,250
                                              ------------

TOTAL COMMON STOCK
  (Cost $174,186,869)                          279,585,625
                                              ------------

-----------------------------------------------------------
SHORT-TERM INVESTMENTS--2.1%
-----------------------------------------------------------
Temporary Cash Investment
  Fund, Inc.                    2,918,086        2,918,086
Temporary Investment
  Fund, Inc.                    2,918,085        2,918,085
                                              ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $5,836,171)                            5,836,171
                                              ------------

TOTAL INVESTMENTS--100.5%
  (Cost $180,023,040) (a)                      285,421,796

LIABILITIES IN EXCESS
     OF OTHER ASSETS--(0.5)%                    (1,159,252)
                                              ------------
NET ASSETS APPLICABLE TO 6,864,202
     SHARES OF COMMON STOCK
     ISSUED AND OUTSTANDING--100.0%          $ 284,262,544
                                             =============

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                    $ 41.41
                                            =============

------------------------------------------
*  Non-Income Producing Security
   ADR - American Depository Receipt

(a) At December 31, 1999, the cost for Federal income tax purposes was $181,255,311. Net unrealized appreciation was $104,166,485. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $105,083,689 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $917,204.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999
THE VALUE EQUITY FUND

                                    Number
                                  of Shares        Value
------------------------------------------------------------
COMMON STOCK--97.6%
------------------------------------------------------------
Agricultural Products--1.7%
Monsanto Co.                       139,000      $ 4,951,875
                                                -----------

Air Transportation--3.2%
AMR Corp.                          139,000        9,313,000
                                                -----------

Broadcast/Media--4.2%
AMFM, Inc.*                         74,000        5,790,500
The News Corp., Ltd (ADR)          190,000        6,353,125
                                                -----------
                                                 12,143,625
                                                -----------

Chemicals--2.9%
Du Pont (E. I.) de Nemours
  and Co.                          130,000        8,563,750
                                                -----------

Computer Services & Software--7.5%
Compaq Corp.                       210,000        5,683,125
Computer Associates
   International, Inc.             231,000       16,155,562
                                                -----------
                                                 21,838,687
                                                -----------

Cosmetics & Toiletries--1.1%
Avon Products, Inc.                 98,000        3,234,000
                                                -----------

Diversified Operations--4.7%
Canadian Pacific Ltd.              110,000        2,371,875
Minnesota Mining
  & Manufacturing Co. (3M)         115,000       11,255,625
                                                -----------
                                                 13,627,500
                                                -----------

Electronic Systems--3.4%
Emerson Electric Co.               115,000        6,598,125
Rockwell International Corp.        71,000        3,399,125
                                                -----------
                                                  9,997,250
                                                -----------

Financial Services--18.5%
Chase Manhattan Corp.               31,000        2,408,312
Citigroup, Inc.                    226,250       12,571,016
Countrywide Credit
  Industries, Inc.                 190,000        4,797,500
Fleet Boston Financial Corp.       197,794        6,885,704
Freddie Mac                        232,000       10,918,500
Household International, Inc.      190,000        7,077,500
Wells Fargo, Co.                   228,330        9,233,094
                                                -----------
                                                 53,891,626
                                                -----------

Food and Beverages--2.4%
Diageo PLC (ADR)                   220,000        7,040,000
                                                -----------

Food & Drug Retailers--4.1%
CVS Corp.                          100,000        3,993,750
Kroger Co.                         418,000        7,889,750
                                                -----------
                                                 11,883,500
                                                -----------

                                Number
                              of Shares       Value
------------------------------------------------------------

------------------------------------------------------------
Insurance--12.6%
Ace Limited                      235,000        $ 3,921,562
AFLAC, Inc.                      144,750          6,830,391
Conseco, Inc.                    311,610          5,570,029
Everest Reinsurance
  Holdings, Inc.                 250,000          5,578,125
XL Capital Ltd.                  283,196         14,690,792
                                                -----------
                                                 36,590,899
                                                -----------

Integrated Petrolium -
 International--0.5%
Unocal Corp.                      45,400          1,523,738
                                                -----------

Machinery-Diversified--2.2%
Caterpillar, Inc.                137,000          6,447,563
                                                -----------

Medical Wholesale Drug
 Distribution--1.7%
Cardinal Health, Inc.            100,000          4,787,500
                                                -----------

Medical Supplies & Equipment--1.5%
Becton, Dickinson & Co.          159,000          4,253,250
                                                -----------

Metals--2.9%
Alcoa, Inc.                      100,000          8,300,000
                                                -----------

Oil--0.2%
Anadarko Petroleum Corp.          20,000            682,500
                                                -----------

Pharmaceuticals--2.6%
American Home Products Corp.     195,000          7,690,313
                                                -----------

Printing & Publishing--1.2%
Donnelley (R.R.) & Sons Co.      140,000          3,473,750
                                                -----------

Restaurants--3.5%
McDonald's Corp.                 252,000         10,158,750
                                                -----------

Retail--1.8%
The May Department Stores Co.    162,000          5,224,500
                                                -----------

Telecommunications--10.9%
Bell Atlantic Corp.              120,000          7,387,500
Ericsson AB (ADR)                105,000          6,893,906
MCI WorldCom, Inc.*              144,450          7,660,364
Sprint Corp.                     144,500          9,726,656
                                                -----------
                                                 31,668,426
                                                -----------

Waste Management--2.3%
Waste Management, Inc.           394,000          6,771,875
                                                -----------

TOTAL COMMON STOCK
  (Cost $245,153,786)                           284,057,877
                                                -----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE VALUE EQUITY FUND



                                  Number
                                 of Shares       Value
------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.7%
------------------------------------------------------------
Temporary Cash Investment
 Fund, Inc.                      2,492,526    $   2,492,526
Temporary Investment Fund, Inc.  2,492,526        2,492,526
                                            ---------------

TOTAL SHORT-TERM INVESTMENTS
   (Cost $4,985,052)                              4,985,052
                                            ---------------

TOTAL INVESTMENTS--99.3%
   (Cost $250,138,838) (a)                      289,042,929

OTHER ASSETS IN EXCESS
     OF LIABILITIES--0.7%                         1,894,160
                                            ---------------

NET ASSETS APPLICABLE TO 13,099,798
     SHARES OF COMMON STOCK
     ISSUED AND OUTSTANDING--100.0%            $290,937,089
                                             ==============

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                   $   22.21
                                             ==============
---------------------------------------
*  Non-Income Producing Security

ADR - American Depository Receipt

(a) At December 31, 1999, the cost for Federal income tax purposes was $250,434,422. Net unrealized appreciation was $38,608,507. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $67,122,363 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $28,513,856.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999
THE FLEXIBLY MANAGED FUND

                                      Number
                                    of Shares          Value
----------------------------------------------------------------
COMMON STOCK--53.7%
----------------------------------------------------------------
Banking--0.2%
Bank Fuer International Zahlungs          180      $  1,017,396
                                                   ------------

Building & Building Supplies--0.8%
Johns Manville Corp.                  279,000         3,906,000
                                                   ------------
Building & Real Estate--1.0%
Rouse Co.                             226,900         4,821,625
                                                   ------------
Chemicals--4.4%
Cabot Corp.                           237,000         4,828,875
Great Lakes Chemical Corp.            173,000         6,606,438
Imperial Chemical Industries
  PLC (ADR)                           123,000         5,235,187
Octel Corp. *                         454,000         4,710,250
                                                   ------------
                                                     21,380,750
                                                   ------------
Consumer Non-Durable--0.5%
Reebok International, Ltd. *          275,000         2,251,562
                                                   ------------

Electric Utilities--7.0%
FirstEnergy Corp.                     330,000         7,486,875
Kansas City Power & Light Co.         187,000         4,125,687
Niagara Mohawk Holdings, Inc.       1,216,100        16,949,394
UniSource Energy Corp.                460,000         5,146,250
                                                   ------------
                                                     33,708,206
                                                   ------------
Energy & Resources--0.3%
Questar Corp.                          88,000         1,320,000
                                                   ------------

Exploration & Production--1.7%
Mitchell Energy & Development Corp.   373,600         8,056,050
                                                   ------------

Food Processing--0.4%
McCormick & Co., Inc.                  67,000         1,993,250
                                                   ------------

Holdings Company Diversified--3.7%
Loews Corp.                           295,000        17,902,812
Lonrho Africa PLC                     305,000           152,727
                                                   ------------
                                                     18,055,539
                                                   ------------

Hotels & Gaming--1.3%
Mandalay Resort Group *               308,000         6,198,500
                                                   ------------

Insurance--2.7%
Aetna, Inc.                            21,000         1,172,062
Berkley (W.R.) Corp.                   35,000           735,000
Leucadia National Corp.               217,000         5,018,125
Unitrin, Inc.                          56,000         2,110,500
White Mountains Insurance Group, Inc.  32,500         3,916,250
                                                   ------------
                                                     12,951,937
                                                   ------------
Media and Communications--3.9%
Chris-Craft Industries, Inc. *        216,300        15,600,638
Meredith Corp.                         77,000         3,209,937
                                                   ------------
                                                     18,810,575
                                                   ------------
Medical--1.1%
Smith and Nephew PLC                1,568,000         5,318,860
                                                   ------------

Mining--Gold--3.3%
Homestake Mining Co.                  372,000         2,906,250







                                       Number
                                     of Shares           Value
-----------------------------------------------------------------

-----------------------------------------------------------------
Newmont Mining Corp.                  526,000        $ 12,887,000
                                                     ------------
                                                       15,793,250
                                                     ------------
Oil & Gas--9.7%
Amerada Hess Corp.                    430,000          24,402,500
Kerr-McGee Corp.                       31,000           1,922,000
Murphy Oil Corp.                      184,000          10,557,000
Texaco, Inc.                          179,000           9,721,938
                                                     ------------
                                                       46,603,438
                                                     ------------
Paper & Forest Products--1.7%
Domtar, Inc.                          104,000           1,222,000
Plum Creek Timber Co., Inc.            14,000             350,000
Potlatch Corp.                          4,600             205,275
Weyerhaeuser Co.                       91,000           6,534,937
                                                     ============
                                                        8,312,212
                                                     ------------
Photography Equipment & Supplies--0.5%
Polaroid Corp.                        115,000           2,163,438
                                                     ------------

Publishing -  Newspapers--5.1%
New York Times Co.                    226,000          11,102,250
Washington Post Co.                    24,700          13,730,113
                                                     ------------
                                                       24,832,363
                                                     ------------
Publishing- Periodicals--0.1%
Reader's Digest Assn., Inc.            18,000             477,000
                                                     ------------

Railroads--0.7%
Canadian Pacific, Ltd.                164,000           3,536,250
                                                     ------------

Real Estate--0.0%
HomeFed Corp.*                        130,732             116,433
                                                     ------------

Retail--1.7%
J.C. Penney Company, Inc.              67,500           1,345,781
Petrie Stores Corp. *               1,373,000           3,432,500
Toys "R" Us, Inc. *                   251,000           3,592,438
                                                     ------------
                                                        8,370,719
                                                     ------------
Tobacco--1.0%
Philip Morris Cos., Inc.              198,000           4,591,125
                                                     ------------

Transportation-Sea Freight--0.9%
Overseas Shipholding Group, Inc.      303,000           4,488,188
                                                     ------------

TOTAL COMMON STOCK
   (Cost $234,962,329)                                259,074,666
                                                     ------------

-----------------------------------------------------------------
PREFERRED STOCK--5.5%
-----------------------------------------------------------------
Cleveland Electric Illum. 7.00%         10,500          1,052,625
Entergy Gulf States, Inc. 7.00%         12,965            645,009
Kemper Corp. 5.75%                      79,000          4,175,939
Niagara Mohawk Power Co.  6.50%         16,000            400,000
Niagara Mohawk Power Co.  7.50%          1,500             38,156
Niagara Mohawk Power Co.  7.00%          3,000             74,531
Owens- Illinois, Inc., 4.75%            55,000          1,718,750
Reckson Associates Realty Corp.
     7.625%                             20,500            407,438
Rouse Co.  $3                          295,000          9,624,375
Union Pacific Capital Trust 6.25%      202,500          8,429,063
                                                      -----------
TOTAL PREFERRED STOCK
  (Cost $31,114,414)                                   26,565,886
                                                      -----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE FLEXIBLY MANAGED FUND


                                    Number of
                                     Contracts             Value
-------------------------------------------------------------------
OPTIONS--0.0%
-------------------------------------------------------------------
Motorola, Inc. $110, 01/22/00*            130              $ 5,687
Motorola, Inc. $130, 04/22/00*             60               48,750
Motorola, Inc. $95, 01/22/00*             130                1,625
Weyerhaeuser Co. $65, Call 01/22/00*     (135)            (104,625)
Weyerhaeuser Co. $75, 01/22/00*           130               56,063
                                                       -----------
TOTAL OPTIONS  (Cost $628,008)                               7,500
                                                       -----------

                                        Par
                                       (000)
-------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--4.8%
-------------------------------------------------------------------
U.S. Treasury Notes
5.875% [+] 02/15/00                    12,900           12,911,868
     6.125%, 07/31/00                   1,250            1,252,400
     6.250%, 04/30/01                   2,500            2,503,175
     6.250%, 10/31/01                   2,500            2,501,300
     5.875%, 09/30/02                   4,275            4,231,780
TOTAL U.S. TREASURY OBLIGATIONS
                                                       -----------
  (Cost $23,636,398)                                    23,400,523
                                                       -----------

-------------------------------------------------------------------
AGENCY OBLIGATIONS--7.1%
-------------------------------------------------------------------
FNMA
     6.375%,  01/16/02                  3,200            3,187,712
                                                        -----------
Tennessee Valley Authority
     5.880%,  04/01/36                 17,900           16,826,716
     5.980%,  04/01/36                  4,600            4,311,856
     6.235%,  07/15/45                  9,950            9,928,210
                                                       -----------
                                                        31,066,782
                                                       -----------
TOTAL AGENCY OBLIGATIONS
  (Cost $36,238,664)                                    34,254,494
                                                       -----------


------------------------------------------------------------------
MEDIUM TERM NOTES--0.3%
------------------------------------------------------------------
FNMA
    5.370%,  02/07/01
   (Cost $1,576,000)                    1,600            1,581,840
                                                       -----------

                                                           Value
------------------------------------------------------------------
MUNICIPAL BONDS--0.6%
------------------------------------------------------------------
California State
    5.250%,  10/01/11
   (Cost $3,266,640)                    2,925            2,949,014
                                                       -----------

------------------------------------------------------------------
CORPORATE BONDS--0.8%
------------------------------------------------------------------
BellSouth Telecommunications
    5.850%,  11/15/45
   (Cost $3,776,250)                    3,800            3,780,088
                                                       -----------

------------------------------------------------------------------
CONVERTIBLE BONDS--15.8%
------------------------------------------------------------------
Arbor Software
     4.500%,  03/15/05                  1,350            1,282,500
Ciba Specialty Chemicals
     1.250%,  07/24/03                  1,630            1,342,713
Exide Corp.
     2.900%,  12/15/05                  1,250              643,763


                                         Par
                                        (000)              Value
------------------------------------------------------------------

------------------------------------------------------------------
HealthSouth Corp.
     3.250%,  04/01/03                  6,000          $ 4,650,960
Hilton Hotels Corp.
     5.000%,  05/15/06                 12,845            9,890,650
Homestake Mining Co.
     5.500%,  06/23/00                  7,325            7,091,699
     5.500%,  06/23/00                  2,385            2,309,038
Inco Ltd.
     5.750%,  07/01/04                 11,475           11,001,656
     7.750%,  03/15/16                    835              719,144
Kerr-McGee Corp.
     7.500%,  05/15/14                    540              505,575
Loews Corp.
     3.125%,  09/15/07                  8,750            7,201,862
Lonmin Finance PLC
     6.000%,  02/27/04                  4,070            6,685,377
McKesson Corp.
     4.500%,  03/01/04                  1,500            1,282,500
Ogden Corp.
     5.750%,  10/20/02                    250              206,562
Phycor, Inc.
     4.500%,  02/15/03                  3,250            1,706,250
Potomac Electric Power Co.
     5.000%,  09/01/02                  2,700            2,531,250
Rite Aid Corp.
     5.250%,  09/15/02                    820              562,208
Sepracor, Inc.
     7.000%,  12/15/05                  1,650            1,763,206
Teck Corp.
     3.750%,  07/15/06                  7,250            5,365,000
Texaco Capital, Inc.
     3.500%,  08/05/04                  1,450            1,432,774
Waste Management, Inc.
     4.000%,  02/01/02                  9,025            7,903,373
TOTAL CONVERTIBLE BONDS
                                                    --------------
   (Cost $78,669,146)                                   76,078,060
                                                    --------------

------------------------------------------------------------------
ZERO COUPON BONDS **--5.0%
------------------------------------------------------------------
Lennar Corp.
     4.496%,  07/29/18                  4,900            1,885,030
Motorola, Inc.
     2.244%,  09/27/13                  1,700            2,811,783
Pep Boys, Inc.
     4.927%,  09/20/11                  5,650            2,853,250
Roche Holdings, Inc. 144A
     5.510%,  05/06/12                 11,800            6,003,250
Times Mirror Co.
     4.461%,  04/15/17                 21,800           10,763,750
TOTAL ZERO COUPON BONDS
                                                    --------------
  (Cost $22,784,871)                                    24,317,063
                                                    --------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE FLEXIBLY MANAGED FUND

                                        Par
                                       (000)              Value
-------------------------------------------------------------------
COMMERCIAL PAPER--4.6%
-------------------------------------------------------------------
Ciesco LP
     6.050%,  01/18/00                  1,300          $ 1,296,286
Fcar Owner Trust
     6.400%,  01/11/00                 10,000            9,982,222
     6.460%,  01/12/00                  1,150            1,147,730
General Electric Capital Corp.
     6.100%,  01/26/00                  5,000            4,978,819
Minnesota Mining & Manufacturing Co.
     6.100%,  01/19/00                  4,570            4,556,062
                                                     -------------
TOTAL COMMERCIAL PAPER
   (Cost $21,961,119)                                   21,961,119
                                                     -------------
                                     Number
                                   of Rights
-------------------------------------------------------------------
RIGHTS--0.0%
-------------------------------------------------------------------
Hills Stores Co.*  (Cost $0)           93,000                  --
                                                     -------------

                                     Number
                                   of Shares
-------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.1%
-------------------------------------------------------------------
Temporary Investment Fund, Inc.
   (Cost $667,464)                    667,464              667,464
                                                     -------------

TOTAL INVESTMENTS--98.3%
  (Cost $459,281,303)   (a)                            474,637,717

OTHER ASSETS IN EXCESS
      OF LIABILITIES--1.7%                               8,217,799
                                                     -------------

NET ASSETS APPLICABLE TO 24,612,237
     SHARES OF COMMON STOCK
     ISSUED AND OUTSTANDING--100.0%                   $482,855,516
                                                      ============

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                            $ 19.62
                                                      ============


----------------------------------------------
*  Non-Income Producing Security

** Effective Yield

[+]  - $1,101,012 market value held as collateral for the open option contracts

ADR  - American Depository Receipt

(a) At December 31, 1999, the cost for Federal income tax purposes was $460,216,727. Net unrealized appreciation was $14,420,990. This consisted of aggregated gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $54,230,510 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $39,809,520.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999
THE INTERNATIONAL EQUITY FUND

                                       Number
                                      of Shares        Value
--------------------------------------------------------------------------------
COMMON STOCK--96.2%
--------------------------------------------------------------------------------
Australia--0.5%
Telstra Corporation, Ltd.              188,000      $ 1,022,712
                                                    -----------

Finland--3.5%
Nokia Corp. (ADR)                       27,800        5,282,000
Sonera Oyj                              32,000        2,193,171
                                                    -----------
                                                      7,475,171
                                                    -----------
France--8.6%
Altran Technologies SA                   6,500        3,927,888
AXA                                     17,800        2,481,136
Compagnie Generale D'Industrie
  Et de Participations                  35,200        2,304,361
Dassault Systemes SA                    26,000        1,694,229
L'OREAL                                  2,000        1,604,391
LVMH (Louis Vuitton Moet Hennessy)       3,520        1,576,537
Scor SA                                 44,000        1,940,981
Total Fina SA-B                         15,035        2,006,383
Valeo SA                                14,000        1,080,068
                                                    -----------
                                                     18,615,974
                                                    -----------
Germany--4.0%
Allianz AG                               5,508        1,850,053
Bayerische Motoren
  Werke (BMW) AG                        41,600        1,275,778
Mannesmann AG                           17,000        4,116,024
Muenchener Rueckversicherungs
  Gesellschaft AG *                      5,604        1,427,951
                                                    -----------
                                                      8,669,806
                                                    -----------
Hong Kong--2.0%
Dah Sing Financial Group               172,100          686,319
Smartone Telecommunications
   Holdings, Ltd.                      315,000        1,519,586
Sun Hung Kai Properties, Ltd.          195,000        2,031,903
                                                    -----------
                                                      4,237,808
                                                    -----------
Ireland--1.7%
Allied Irish Banks PLC                 100,290        1,143,401
CRH PLC                                 49,021        1,055,563
Elan Corp. PLC  (ADR) *                 50,000        1,475,000
                                                    -----------
                                                      3,673,964
                                                    -----------
Italy--2.4%
ENI SpA                                240,000        1,319,771
Pirelli SpA                            315,000          864,513
Telecom Italia Mobile SpA              150,000        1,675,395
Telecom Italia SpA                     100,000        1,410,011
                                                    -----------
                                                      5,269,690
                                                    -----------
Japan--28.5%
Asatsu-DK, Inc.                         22,000        1,485,759
Fuji Photo Film Co.                     18,000          657,140
Hikari Tsushin, Inc.                     2,000        4,012,920
Honda Motor Co., Ltd.                   27,000        1,004,209
Hoya Corp.                              20,000        1,575,805
Mikuni Coca-Cola Bottling Co., Ltd    . 34,000          595,674
Murata Manufacturing Co., Ltd.          30,000        7,047,078
Nichiei Co., Ltd.                       31,800          690,966
Nintendo Co., Ltd.                      15,500        2,576,001
Nippon Telegraph & Telephone Corp.      20,000          342,566
Nomura Securities Co., Ltd.             38,000          686,209
NTT Data Corp.                         170,000        3,910,150

                                         Number
                                      of Shares         Value
----------------------------------------------------------------

----------------------------------------------------------------
NTT Mobile Communications
   Network, Inc.                       180,000      $ 6,923,754
Rohm Co. Ltd.                           19,000        7,810,512
Ryohin Keikaku Co., Ltd.                11,500        2,308,554
Secom Co., Ltd.                         13,000        1,431,438
Seven-Eleven Japan Co., Ltd.            15,000        2,378,389
Shohkoh Fund & Co.., Ltd.                4,300        1,702,408
Sony Corp.                              16,000        4,745,033
Takeda Chemical Industries              62,000        3,064,500
Tokyo Broadcasting System, Inc         .62,000        2,099,638
Tokyo Electronics, Ltd.                 26,000        3,562,690
Yasuda Fire & Marine
   Insurance Co. Ltd.                  145,000          820,299
                                                    -----------
                                                     61,431,692
                                                    -----------
Malaysia--0.3%
Malayan Banking Berhad                 160,000          568,414
                                                    -----------

Netherlands--8.8%
Aegon N.V.                              32,840        3,171,876
Aegon N.V. (ARS)                        21,126        2,017,533
ASM Lithography Holding N.V. *          31,500        3,499,295
Getronics N.V.                          36,400        2,903,495
Heineken N.V.                           32,000        1,560,520
Kempen & Co. N.V.                       27,000        1,074,126
Philips Electronics N.V.                15,780        2,145,533
Vendex N.V.                             46,933        1,247,891
Wolters Kluwer N.V.                     39,600        1,340,075
                                                    -----------
                                                     18,960,344
                                                    -----------
Norway--0.5%
Tomra Systems ASA                       57,900          982,397
                                                    -----------

Singapore--1.7%
Datacraft Asia, Ltd.                   110,000          913,000
Singapore Press Holdings, Ltd.         125,000        2,709,397
                                                    -----------
                                                      3,622,397
                                                    -----------
Spain--0.6%
Telefonica SA                           50,000        1,248,867
                                                    -----------

Sweden--7.3%
A-Com AB*                               51,600        1,176,587
Assa Abloy AB                          233,580        3,280,772
Connecta AB*                            15,000          511,283
Ericsson AB-B                           37,600        2,417,395
Framtidsfabriken AB*                     7,000        1,267,043
Hennes & Mauritz AB - B                102,000        3,416,784
Modern Times Group MTG AB-B*            25,900        1,284,650
Securitas AB-B                          79,700        1,442,619
Svenska Handelsbanken AB-A              72,600          913,047
                                                    -----------
                                                     15,710,180
                                                    -----------
Switzerland--7.4%
Credit Suisse Group                     23,000        4,571,689
Nestle SA                                1,040        1,905,219
Pharma Vision 2000 AG *                  1,000          709,665
Roche Holding AG                            83        1,355,272
Roche Holding AG - Genusschein             475        5,638,071
Schweizerische Rueckversicherungs
   Gesellschaft                            900        1,848,835
                                                    -----------
                                                     16,028,751
                                                    -----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE INTERNATIONAL EQUITY FUND

                                  Number
                                 of Shares         Value
------------------------------------------------------------

------------------------------------------------------------
United Kingdom--18.4%
Amvescap PLC                       200,000      $ 2,326,032
BP Amoco PLC  (ADR)                 26,934        1,597,523
British Telecommunications PLC      90,000        2,199,554
Capita Group PLC                   107,000        1,953,059
CGU PLC                             53,941          869,131
Compass Group PLC                  272,000        3,734,574
Diageo PLC                          76,000          611,359
Dixons Group PLC                    95,000        2,284,923
Hays PLC                           125,000        1,990,857
HSBC Holdings PLC                  190,000        2,648,608
Invensys PLC                       296,360        1,613,254
Lloyds TSB Group PLC               125,000        1,563,812
Misys PLC                          190,640        2,971,629
Next PLC                           113,000        1,084,222
Provident Financial PLC             81,334          893,376
Rentokil Initial PLC               570,000        2,078,528
Schroders PLC                       65,000        1,308,232
Securicor PLC                      104,000          267,106
Smithkline Beecham PLC             100,000        1,276,087
Vodafone Group PLC                 485,095        2,403,613
WPP Group PLC                      245,000        3,882,293
                                               ------------
                                                 39,557,772
TOTAL COMMON STOCK
   (Cost $120,614,601)                          207,075,939
                                               ------------

------------------------------------------------------------
PREFERRED STOCK--1.3%
------------------------------------------------------------
Germany
SAP AG (Cost $1,335,841)             4,600        2,805,217
                                                -----------

                                   Par
                                  (000)            Value
------------------------------------------------------------
CONVERTIBLE BONDS--0.4%
------------------------------------------------------------
Salomon Smith Barney
     0.00%, 05/09/00
     (Cost $770,000)                   770          771,925
                                                -----------

                                   Number
                                of Warrants        Value
------------------------------------------------------------
WARRANTS--0.3%
------------------------------------------------------------
Muenchener Rueckversicherungs*         104            5,551
Zuercher Kantonalbank*             900,000          700,873
                                                -----------

TOTAL WARRANTS  (Cost $575,866)                     706,424
                                                -----------

------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.2%
------------------------------------------------------------
Temporary Cash Investment
  Fund, Inc.                     2,386,695        2,386,695
Temporary Investment Fund, Inc.  2,386,695        2,386,695
                                           ----------------

TOTAL SHORT-TERM INVESTMENTS
   (Cost $4,773,390)                              4,773,390
                                           ----------------

TOTAL INVESTMENTS--100.4%
  (Cost $128,069,698) (a)                       216,132,895

LIABILITIES IN EXCESS
     OF OTHER ASSETS--(0.4)%                      (821,200)
                                           ----------------

                                                  Value
------------------------------------------------------------

------------------------------------------------------------
NET ASSETS APPLICABLE TO 8,039,879
     SHARES OF COMMON STOCK
     ISSUED AND OUTSTANDING--100.0%          $ 215,311,695
                                             =============

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                    $ 26.78
                                             =============

--------------------------------------
*- Non-Income Producing Security

ADR - American Depository Receipt

ARS - American Registered Share

(a) At December 31, 1999, the cost for Federal income tax purposes was $128,069,698. Net unrealized appreciation was $88,063,197. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $91,007,056 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,943,859.

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
                                   % of Market             Value
                                      Value                (000's)
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Telecommunications                    17.8%             $  37,475
Electronics                           12.0%                25,311
Financial Services                     8.8%                18,451
Insurance                              7.8%                16,428
Pharmaceuticals                        6.1%                12,809
Retail Diversified                     6.1%                12,721
Computer Services                      4.7%                 9,886
Computer Software                      2.7%                 5,766
Metal Processors & Fabricators         2.7%                 5,585
Advertising                            2.6%                 5,368
Oil                                    2.3%                 4,924
Media Communications                   2.2%                 4,561
Beverages                              2.1%                 4,344
Diversified Commercial Services        2.1%                 4,336
Machinery - General Industry           2.0%                 4,116
Publishing                             1.9%                 4,049
Engineering Services                   1.9%                 3,928
Catering Services                      1.8%                 3,735
Automobile Manufacturing               1.6%                 3,360
Investment Companies                   1.4%                 3,036
Toys                                   1.2%                 2,576
Real Estate Development                1.0%                 2,032
Human Resources                        0.9%                 1,953
Diversified Food Products              0.9%                 1,905
Diversified Operations                 0.8%                 1,613
Cosmetics                              0.8%                 1,604
Optical Equipment                      0.8%                 1,576
Security Services                      0.7%                 1,443
Identification Services                0.7%                 1,431
Building Materials                     0.5%                 1,056
Recycling                              0.4%                   982
Tire & Rubber                          0.4%                   864
Photographic Equipment                 0.3%                   657
                                     -----              ---------
                                     100.0%             $ 209,881
                                     =====              =========

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999
THE SMALL CAPITALIZATION FUND

                                                    Number
                                                  of Shares        Value
--------------------------------------------------------------------------------
COMMON STOCK--86.6%
--------------------------------------------------------------------------------
Aerospace & Defense--0.7%
Alliant Techsystems, Inc.*                         5,000        $  311,562
                                                                ----------

Chemicals--5.4%
Cambrex Corp.                                     53,100         1,828,631
H.B. Fuller Company                                3,600           201,937
McWhorter Technologies, Inc.*                     24,000           384,000
                                                                ----------
                                                                 2,414,568
                                                                ----------
Computer Services & Software--4.7%
Analysts International Corp.                      12,600           157,500
Deltek Systems, Inc.*                                800            10,850
Policy Management Systems Corp.*                  22,100           564,931
Shared Medical Systems Corp.                      27,100         1,380,406
                                                                ----------
                                                                 2,113,687
                                                                ----------
Diversified Operations--1.4%
GP Strategies Corp.*                              20,600           126,175
Ruddick Corp.                                     15,000           232,500
Teleflex, Inc.                                     9,500           297,469
                                                                ----------
                                                                   656,144
                                                                ----------
Electronic Components--10.3%
BMC Industries, Inc.                              91,000           443,625
General Semiconductor, Inc.*                      52,600           746,262
Harman International Industries, Inc.             29,400         1,650,075
L-3 Communications Holdings, Inc.*                12,900           536,963
Pioneer-Standard Electronics, Inc.                27,100           392,103
Technitrol, Inc.                                   7,000           311,500
UCAR International, Inc.*                         29,900           532,594
                                                                ----------
                                                                 4,613,122
                                                                ----------
Foods--5.8%
Del Monte Foods Co.*                              97,700         1,202,931
Earthgrains Co.                                   40,700           656,288
International Home Foods, Inc.                    14,000           243,250
Performance Food Group Co.                        20,700           503,269
                                                                ----------
                                                                 2,605,738
                                                                ----------
Gas Transmission--0.6%
Eastern Enterprises                                4,500           258,469
                                                                ----------

Healthcare--7.4%
Corvel Corp.*                                     44,200         1,041,463
First Health Group Corp.*                         62,400         1,688,700
Trigon Healthcare, Inc.*                          21,000           619,500
                                                                ----------
                                                                 3,349,663
                                                                ----------
Human Resources--0.9%
Staff Leasing, Inc.*                              44,100           416,194
                                                                ----------

Insurance--8.1%
E. W. Blanch Holdings, Inc.                        7,600           465,500
Horace Mann Educators Corp.                       44,700           877,238
RenaissanceRe Holdings Ltd.                       44,500         1,818,938
Trenwick Group, Inc.                              28,380           480,686
                                                                ----------
                                                                 3,642,362
                                                                ----------
                                                 Number
                                               of Shares           Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Insurance - Life--1.6%
Annuity and Life Re (Holdings), Ltd.             27,400         $  714,113
                                                                ----------

Machinery--6.6%
Albany International Corp.*                      26,933            417,463
Baldor Electric Co.                              43,700            792,062
Lindsay Manufacturing Co.                        51,100            932,575
SPS Technologies, Inc.*                          25,900            827,181
                                                                ----------
                                                                 2,969,281
                                                                ----------
Manufacturing--3.5%
Carlisle Companies, Inc.                         14,400            518,400
Flowserve Corp.                                  16,200            275,400
Paxar Corp.*                                     92,350            779,203
                                                                ----------
                                                                 1,573,003
                                                                ----------
Medical Supplies and Equipment--7.2%
AmeriSource Health Corp.*                        90,700          1,377,506
DENTSPLY International, Inc.                     70,600          1,672,338
Vital Signs, Inc.                                 7,700            175,175
                                                                ----------
                                                                 3,225,019
                                                                ----------
Metal Components & Products--4.1%
Kaydon Corp.                                     24,700            662,269
Precision Castparts Corp.                        44,600          1,170,750
                                                                ----------
                                                                 1,833,019
                                                                ----------
Office Equipment & Services--2.4%
Wallace Computer Services, Inc.                  64,400          1,070,650
                                                                ----------

Oil & Gas--3.4%
Cabot Oil & Gas Corp.                            42,500            682,656
St. Mary Land & Exploration Co.                  34,800            837,375
                                                                ----------
                                                                 1,520,031
                                                                ----------
Publishing--1.1%
Houghton Mifflin Co.                             11,500            485,156
                                                                ----------

Retail--6.9%
MSC Industrial Direct Co. Inc.*                 114,500          1,517,125
Regis Corp.                                      26,400            496,650
ShopKo Stores, Inc.*                             48,500          1,115,500
                                                                ----------
                                                                 3,129,275
                                                                ----------
Services--1.3%
Tetra Tech, Inc.*                                39,225            605,536
                                                                ----------

Textiles & Apparel--2.2%
G & K Services, Inc.                             30,600            982,069
                                                                ----------

Transportation--1.0%
Interpool, Inc.                                  59,200            440,300
                                                                ----------

TOTAL COMMON STOCK
    (Cost $39,596,739)                                          38,928,961
                                                                ----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE SMALL CAPITALIZATION FUND

                                                  Par
                                                 (000)           Value
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS--6.4%
--------------------------------------------------------------------------------
Federal Home Loan Bank Discount Notes
    5.600%, 01/21/00                             1,400        $ 1,395,644
                                                              -----------

Freddie Mac Discount Note
    5.590%, 01/27/00                             1,500          1,493,944
                                                              -----------

TOTAL AGENCY OBLIGATIONS
    (Cost $2,889,588)                                           2,889,588
                                                              -----------

                                                Number
                                              of Shares
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.5%
--------------------------------------------------------------------------------
Temporary Investment Fund, Inc.
    (Cost $1,997,796)                         1,997,796         1,997,796
                                                             ------------
TOTAL INVESTMENTS--97.5%
  (Cost $44,484,123) (a)                                       43,816,345

OTHER ASSETS IN EXCESS
     OF LIABILITIES--2.5%                                       1,122,473
                                                             ------------

NET ASSETS APPLICABLE TO 3,554,827
     SHARES OF COMMON STOCK ISSUED
     AND OUTSTANDING--100.0%                                 $ 44,938,818
                                                             ============

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                                  $ 12.64
                                                             ============

-------------------------------------------------------------

*  Non-Income Producing Security

(a) At December 31, 1999, the cost for Federal income tax purposes was $44,585,053. Net unrealized depreciation was $768,708. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,992,717 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,761,425.

The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999
THE EMERGING GROWTH FUND

                                               Number
                                              of Shares        Value
--------------------------------------------------------------------------------
COMMON STOCK--98.4%
--------------------------------------------------------------------------------
Advertising--0.8%
Lamar Advertising Co.*                        23,500        $ 1,421,016
                                                            -----------

Broadcast/Media--7.8%
AMFM, Inc.*                                   15,700          1,228,525
Citadel Communications Corp.*                 24,600          1,595,925
Classic Communications, Inc.*                    100              3,669
Cox Radio, Inc. *                             16,000          1,596,000
Cumulus Media, Inc. *                          3,900            197,681
Entercom Communications Corp. *               24,700          1,630,200
Emmis Communications Corp.*                    9,000          1,121,906
Hispanic Broadcasting Corp.*                  14,800          1,364,837
Infinity Broadcasting Corp. *                 70,600          2,554,837
Spanish Broadcasting System, Inc.*            39,000          1,562,437
Univision Communications, Inc.*               11,500          1,175,156
Wink Communications, Inc. *                    2,100            126,066
XM Satellite Radio Holdings, Inc.*             2,250             86,203
                                                            -----------
                                                             14,243,442
                                                            -----------
Brokerage--2.0%
Knight/Trimark Group, Inc.*                   79,900          3,672,903
Web Street, Inc.*                              2,550             31,556
                                                            -----------
                                                              3,704,459
                                                            -----------
Communications Services--1.5%
American Tower Corp.*                         62,700          1,916,269
Metromedia Fiber Network, Inc.*               19,000            910,219
Tritel, Inc. *                                   200              6,338
                                                            -----------
                                                              2,832,826
                                                            -----------
Computer - Data Processing--0.9%
Acxiom Corp.*                                 46,700          1,122,259
Fiserv, Inc.*                                 11,800            451,350
                                                            -----------
                                                              1,573,609
                                                            -----------
Computer - Internet - Content Service--7.0%
Autoweb.com, Inc. *                           70,200            763,425
24/7 Media, Inc.*                             42,100          2,362,862
About.com, Inc.*                              14,750          1,321,047
CMGI, Inc. *                                   1,800            498,319
Egreetings Network, Inc.*                        350              3,555
El Sitio, Inc.*                                3,600            132,525
InfoSpace.com, Inc. *                         13,300          2,845,784
The Knot, Inc.*                                  300              2,531
MedicaLogic, Inc.*                               400              8,462
MyPoints.com, Inc. *                           3,600            267,187
NaviSite, Inc.*                               17,350          1,733,916
NBC Internet, Inc.*                            7,500            579,375
NetCreations, Inc. *                           2,900            125,516
SportsLine USA, Inc.*                         43,400          2,172,712
Webstakes.com, Inc. *                          4,400             87,313
                                                            -----------
                                                             12,904,529
                                                            -----------
Computer - Internet - Services & Software--20.7%
AppliedTheory Corp. *                         10,300            285,181
Bluestone Software, Inc. *                    16,400          1,878,312

                                               Number
                                             of Shares          Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Brio Technology, Inc. *                       30,700        $ 1,285,562
BroadVision, Inc. *                           11,500          1,955,719
C-bridge Internet Solutions, Inc. *            1,400             68,687
Clarent Corp. *                               15,700          1,219,694
Concentric Network Corp.*                     49,100          1,509,825
Covad Communications Group, Inc.*             23,500          1,310,859
CyberSource Corp.*                             8,700            451,856
DSL.net, Inc.*                                31,850            460,830
EarthLink Network, Inc.*                      13,300            566,497
eCollege.com, Inc.*                            1,300             14,259
eSPEED, Inc. *                                 5,700            203,241
GRIC Communications, Inc.*                     2,050             52,083
Internap Network Services Corp. *              5,400            933,525
Intraware, Inc. *                             14,900          1,189,206
ITXC Corp.*                                   26,700            891,112
Liquid Audio, Inc. *                          28,900            758,625
Keynote Systems, Inc.*                         7,500            545,625
National Information Consortium, Inc.         27,450            885,262
Netcentives, Inc. *                            9,600            598,800
Netopia, Inc.*                                11,300            616,909
Network Solutions, Inc.*                      30,100          6,549,572
pcOrder.com, Inc. *                           14,900            758,969
Primus Knowledge Solutions, Inc.*              9,650            436,964
PC-Tel, Inc.*                                 20,750          1,090,672
Proxicom, Inc. *                              15,400          1,912,969
PSINet, Inc.*                                 15,700            970,947
Ramp Networks, Inc.*                          45,800            701,313
RealNetworks, Inc.*                           10,600          1,276,306
RSA Security, Inc.*                            8,100            627,497
Scient Corp.*                                 13,800          1,188,094
Silknet Software, Inc. *                      13,900          2,291,762
Verio, Inc.*                                  29,200          1,349,587
Vignette Corp. *                               7,050          1,148,930
Xpedior, Inc. *                                1,550             44,611
                                                         --------------
                                                             38,029,862
                                                         --------------

Computer - Network Services & Software--2.7%
Cobalt Networks, Inc.*                          800              86,150
Extreme Networks, Inc.*                      12,300           1,028,587
Foundry Networks, Inc. *                      3,300             995,362
Legato Systems, Inc.*                        20,800           1,430,650
Network Appliance, Inc.*                     11,400             946,556
SanDisk Corp.*                                5,100             488,962
                                                         --------------
                                                              4,976,267
                                                         --------------
Computer - Prepackaged Software--1.2%
Informatica Corp. *                          12,400           1,305,100
Scientific Learning Corp. *                  23,650             867,659
                                                         --------------
                                                              2,172,759
                                                         --------------
Computer Services & Software--23.9%
Activision, Inc. *                          109,700           1,686,637
Aspect Development, Inc. *                   23,500           1,612,687

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE EMERGING GROWTH FUND

                                            Number
                                          of Shares             Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BEA Systems, Inc.*                          70,600          $ 4,944,206
The BISYS Group, Inc. *                     12,400              808,325
Broadbase Software, Inc *                   15,700            1,756,437
Business Objects S.A. (ADR)*                15,200            2,020,650
Check Point Software Technologies, Ltd.*     4,900              973,875
Digex, Inc. *                               27,300            1,870,050
Exchange Applications, Inc.*                47,900            2,655,456
Extended Systems, Inc. *                     6,500              309,156
FileNET Corp.*                              13,900              357,925
HNC Software, Inc. *                        12,100            1,282,222
Immersion Corporation*                       3,350              128,766
Interactive Intelligence, Inc. *            26,500              703,906
ISS Group, Inc.*                            32,600            2,316,637
Macromedia, Inc.*                           29,200            2,135,250
McAfee.Com Corp. *                             450               20,475
Mercury Interactive Corp.*                  15,100            1,630,328
NetIQ Corp. *                               62,550            3,303,422
NetScout Systems, Inc. *                    50,900            1,584,262
OnDisplay, Inc. *                              500               45,188
Peregrine Systems, Inc.*                    25,600            2,152,800
Research in Motion Ltd. *                    6,800              313,438
Sagent Technology, Inc.*                    41,000            1,226,156
Sapient Corp. *                              9,300            1,310,428
Segue Software, Inc. *                       6,600              166,650
Siebel Systems, Inc. *                      15,100            1,270,288
Silicon Storage Technology, Inc.*           30,400            1,256,850
TIBCO Software, Inc. *                       6,300              964,294
TSI International Software Ltd.*            24,100            1,363,156
VA Linux Systems, Inc. *                       600              124,163
VERITAS Software Corp.*                      9,900            1,416,628
Vitria Technology, Inc. *                      950              222,597
                                                          -------------
                                                             43,933,308
                                                          -------------
Electronic Components--6.0%
Applied Micro Circuits Corp.*                5,300              675,088
Caliper Technologies Corp. *                   200               13,338
Conexant Systems, Inc.*                     26,200            1,734,931
Cree Research, Inc.*                        21,400            1,821,675
Gemstar International Group, Ltd.*          13,200              939,675
Lattice Semiconductor Corp. *               12,900              610,734
Macrovision Corp.*                          12,100              892,375
Metalink Ltd. *                                950               19,000
MIPS Technologies, Inc.*                    19,900            1,036,666
Power Integrations, Inc.*                   25,600            1,215,200
RF Micro Devices, Inc.*                      6,800              464,313
Sawtek, Inc.*                               20,500            1,365,172
Zoran Corp. *                                3,250              182,711
                                                          -------------
                                                             10,970,878
                                                          -------------
Financial Services--0.7%
Financial Federal Corp.*                    32,300              736,844
NextCard, Inc.*                             20,600              593,538
                                                          -------------
                                                              1,330,382
                                                          -------------

                                            Number
                                          of Shares           Value
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Hotels & Motels--0.7%
Four Seasons Hotels, Inc.                   24,400          $ 1,299,300
                                                          -------------

Human Resources--0.5%
HotJobs.com, Ltd. *                          8,050              353,194
On Assignment, Inc.*                        21,100              627,066
                                                          -------------
                                                                980,260
                                                          -------------
Manufacturing--0.8%
SurModics, Inc.*                            49,400            1,506,700
                                                          -------------

Medical - Biomedical--1.4%
Maxygen , Inc. *                               150               10,706
Protein Design Labs, Inc. *                 15,400            1,078,963
Visible Genetics, Inc. *                    50,300            1,496,425
                                                          -------------
                                                              2,586,094
                                                          -------------
Medical Supplies & Equipment--2.8%
Cytyc Corp.*                                28,300            1,730,722
MedImmune, Inc.*                            11,500            1,906,844
ResMed, Inc. *                              34,700            1,448,725
                                                          -------------
                                                              5,086,291
                                                          -------------
Real Estate--0.7%
Pinnacle Holdings, Inc.*                    28,600            1,222,650
                                                          -------------

Retail--1.7%
American Eagle Outfitters, Inc. *           21,100              949,500
Factory 2-U Stores, Inc. *                  33,500              961,031
ValueVision International, Inc.*            19,600            1,123,938
                                                          -------------
                                                              3,034,469
                                                          -------------
Retail - Internet--1.1%
Expedia, Inc.  *                            11,300              396,206
FreeMarkets, Inc. *                            100               34,141
MotherNature.com, Inc. *                     2,700               19,575
Ticketmaster Online-CitySearch, Inc         30,400            1,169,450
VitaminShoppe.com, Inc. *                   38,700              348,300
                                                          -------------
                                                              1,967,672
                                                          -------------
Retail Merchandising--0.6%
Bed, Bath & Beyond, Inc.*                   33,500            1,160,984
                                                          -------------

Semiconductors--0.5%
Integrated Device Technology, Inc.          29,500              854,578
                                                          -------------

Service - Commercial--1.2%
eBenX, Inc. *                                3,000              135,938
MemberWorks, Inc. *                         18,400              610,075
Student Advantage, Inc.*                    63,500            1,398,984
                                                          -------------
                                                              2,144,997
                                                          -------------
Telecommunications--9.7%
Allegiance Telecom, Inc.*                   23,200            2,131,500
Aware, Inc. *                               28,200            1,034,588
CapRock Communications Corp.*               26,500              859,594
Copper Mountain Networks, Inc.*             31,400            1,526,825

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE EMERGING GROWTH FUND

--------------------------------------------------------------------------------
                                            Number
                                          of Shares           Value
--------------------------------------------------------------------------------
Crown Castle International Corp. *          27,500         $  881,719
Digital Lightwave, Inc.*                    20,200          1,291,538
Ditech Communications Corp.*                11,050          1,031,794
EchoStar Communications Corp.*              19,900          1,937,763
Efficient Networks, Inc.*                   12,000            815,625
Electric Lightwave, Inc.*                   56,100          1,037,850
iBasis, Inc. *                               1,650             47,644
Infonet Services Corp. *                     1,300             34,125
Korea Thrunet Co., Ltd. *                      150             10,181
KPNQwest N.V.*                                 150              9,581
McLeodUSA, Inc.*                            28,900          1,699,681
PanAmSat Corp.*                             17,800          1,054,094
Primus Telecommunications Group, Inc.       26,200          1,002,150
Viatel, Inc.*                               19,000          1,017,688
Z-Tel Technologies, Inc. *                   8,150            324,472
                                                        -------------
                                                           17,748,412
                                                        -------------
Therapeutics--1.0%
Medarex, Inc. *                             27,400          1,021,506
Pharmacyclics, Inc. *                       19,300            798,538
Tularik, Inc. *                                100              3,241
                                                        -------------
                                                            1,823,285
                                                        -------------
Transportation Services--0.5%
Forward Air Corp. *                         22,000            953,563
                                                        -------------

TOTAL COMMON STOCK
    (Cost $95,631,022)                                    180,462,592
                                                        -------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.0%
--------------------------------------------------------------------------------
Temporary Cash Investment Fund, Inc.     3,661,370          3,661,370
Temporary Investment Fund, Inc.          3,661,369          3,661,369
                                                        -------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $7,332,739)                                         7,322,739
                                                        -------------

TOTAL INVESTMENTS --102.4%
 (Cost $102,953,761) (a)                                  187,785,331

LIABILITIES IN EXCESS
     OF OTHER ASSETS --(2.4)%                              (4,371,839)
                                                        -------------

NET ASSETS APPLICABLE TO 3,692,212
     SHARES OF COMMON STOCK
     ISSUED AND OUTSTANDING-- 100.0%                    $ 183,413,492
                                                        =============

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                               $ 49.68
                                                        =============

----------------------------------------
*  Non-Income Producing Security

ADR - American Depository Receipt


(a) At December 31, 1999, the cost for Federal income tax purposes was $103,285,947. Net unrealized appreciation was $84,499,385. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $85,634,432 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,135,047.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                Money           Quality        High Yield
                                                                             Market Fund       Bond Fund        Bond Fund
                                                                             -------------   -------------   --------------

Investment Income:
Dividends                                                                             0                 0       $   641,974
Interest                                                                      3,502,830         3,341,966         6,437,357
Foreign tax withheld                                                               --                --                --
                                                                            -----------       -----------       -----------
       Total investment income                                                3,502,830         3,341,966         7,079,331
                                                                            -----------       -----------       -----------

Expenses:
Investment advisory fees                                                        263,557           251,361           355,521
Administration fees                                                              98,834            83,787           106,656
Accounting fees                                                                  49,417            41,893            53,328
Custodian fees and expenses                                                      33,233            32,438            30,059
Other expenses                                                                   29,346            23,180            56,859
                                                                            -----------       -----------       -----------
       Total expenses                                                           474,387           432,659           602,423
                                                                            -----------       -----------       -----------
Net investment income
(loss)                                                                        3,028,443         2,909,307         6,476,908
                                                                            -----------       -----------       -----------

Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) on investment transactions                             (11)       (1,147,059)         (966,001)
    Net realized foreign exchange gain (loss)                                      --                --              10,452
    Change in net unrealized appreciation/depreciation of investments,
       futures contracts and foreign currency related items                        --          (1,766,359)       (2,556,873)
                                                                            -----------       -----------       -----------
Net realized and unrealized gain (loss) on investments                              (11)       (2,913,418)       (3,512,422)
                                                                            -----------       -----------       -----------

Net Increase (Decrease) in Net Assets Resulting from Operations             $ 3,028,432       ($    4,111)      $ 2,964,486
                                                                            ===========       ===========       ===========


PENN SERIES FUNDS, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                                               Flexibly
                                                                             Growth            Value            Managed
                                                                           Equity Fund      Equity Fund          Fund
                                                                          --------------   --------------    --------------

Investment Income:
Dividends                                                                 $   1,021,901     $   4,160,521     $   9,391,491
Interest                                                                        331,859         1,104,024        11,002,237
Foreign tax withheld                                                               --             (29,256)          (87,779)
                                                                          -------------     -------------     -------------
       Total investment income                                                1,353,760         5,235,289        20,305,949
                                                                          -------------     -------------     -------------

Expenses:
Investment advisory fees                                                      1,076,233         1,591,815         2,531,597
Administration fees                                                             342,077           477,544           759,479
Accounting fees                                                                 139,026           180,216           236,896
Custodian fees and expenses                                                      38,645            45,422            98,702
Other expenses                                                                   75,037           128,443           214,394
                                                                          -------------     -------------     -------------
       Total expenses                                                         1,671,018         2,423,440         3,841,068
                                                                          -------------     -------------     -------------
Net investment income (loss)                                                   (317,258)        2,811,849        16,464,881
                                                                          -------------     -------------     -------------

Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) on investment transactions                      36,418,555        42,805,661        39,424,852
    Net realized foreign exchange gain (loss)                                      --                --            (124,109)
    Change in net unrealized appreciation/depreciation of investments,
       futures contracts and foreign currency related items                  35,595,833       (47,874,025)      (20,796,482)
                                                                          -------------     -------------     -------------
Net realized and unrealized gain (loss) on investments                       72,014,388        (5,068,364)       18,504,261
                                                                          -------------     -------------     -------------

Net Increase (Decrease) in Net Assets Resulting from Operations           $  71,697,130     ($  2,256,515)    $  34,969,142
                                                                          =============     =============     =============



                                                                                                  Small               Emerging
                                                                             International    Capitalization           Growth
                                                                              Equity Fund          Fund                 Fund
                                                                            --------------    --------------       ------------

Investment Income:
Dividends                                                                   $   2,008,615       $     356,273       $      33,100
Interest                                                                          211,793             274,668             265,653
Foreign tax withheld                                                             (126,000)               --                  (442)
                                                                            -------------       -------------       -------------
       Total investment income                                                  2,094,408             630,941             298,311
                                                                            -------------       -------------       -------------

Expenses:
Investment advisory fees                                                        1,234,994             214,871             623,468
Administration fees                                                               246,999              64,461             125,665
Accounting fees                                                                   123,799              32,231              60,554
Custodian fees and expenses                                                        94,627              18,303              39,302
Other expenses                                                                     71,645              19,883              22,586
                                                                            -------------       -------------       -------------
       Total expenses                                                           1,772,064             349,749             871,575
                                                                            -------------       -------------       -------------
Net investment income
(loss)                                                                            322,344             281,192            (573,264)
                                                                            -------------       -------------       -------------

Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) on investment transactions                        19,001,539          (1,244,532)         32,707,632
    Net realized foreign exchange gain (loss)                                   1,126,546                --                  --
    Change in net unrealized appreciation/depreciation of investments,
       futures contracts and foreign currency related items                    49,269,342             447,493          73,393,403
                                                                            -------------       -------------       -------------
Net realized and unrealized gain (loss) on investments                         69,397,427            (797,039)        106,101,035
                                                                            -------------       -------------       -------------

Net Increase (Decrease) in Net Assets Resulting from Operations             $  69,719,771       ($    515,847)      $ 105,527,771
                                                                            =============       =============       =============



   The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                   Money Market Fund                  Quality Bond Fund
                                                           --------------------------------     ----------------------------------
                                                               Year              Year               Year              Year
                                                               ended             ended             ended              ended
                                                             12/31/99          12/31/98           12/31/99          12/31/98
                                                             --------          --------           --------          --------
Increase (Decrease) in Net Assets:
Operations:
Net investment income(loss)                                $  3,028,443       $  2,216,043       $  2,909,307       $  2,407,257
Net realized gain (loss) on investment transactions                 (11)      ($       992)      ($ 1,147,059)      $  1,533,022
Net realized foreign exchange gain (loss)                          --                 --                 --                 --
Net change in unrealized appreciation/depreciation of
   investments, futures contracts and
   foreign currency related items                                  --                 --         ($ 1,766,359)      $    487,720
                                                           ------------       ------------       ------------       ------------
      Net increase (decrease) in net assets
        resulting from operations                          $  3,028,432       $  2,215,051       ($     4,111)      $  4,427,999
                                                           ------------       ------------       ------------       ------------

Distributions to Shareholders from:
Net investment income                                      ($ 3,028,443)      ($ 2,216,043)              --         ($ 2,407,257)
Net realized capital gains                                         --                 --                 --         ($ 1,568,759)
In excess of net investment income                                 --                 --                 --         ($     1,623)
                                                           ------------       ------------       ------------       ------------
      Total distributions                                  ($ 3,028,443)      ($ 2,216,043)      $       --         ($ 3,977,639)
                                                           ------------       ------------       ------------       ------------

Capital Share Transactions:
   Net increase/(decrease) in net assets from
    capital share transaction                              $ 32,954,893       $ 16,151,030       $  2,473,540       $ 12,977,718
                                                           ------------       ------------       ------------       ------------

Total Increase/Decrease in Net Assets                      $ 32,954,882       $ 16,150,038       $  2,469,429       $ 13,428,078

Net Assets, beginning of year                              $ 53,626,422       $ 37,476,384       $ 53,505,106       $ 40,077,028
                                                           ------------       ------------       ------------       ------------

Net Assets, end of year                                    $ 86,581,304       $ 53,626,422       $ 55,974,535       $ 53,505,106
                                                           ============       ============       ============       ============





                                                                      Value Equity Fund                Flexibly Managed Fund
                                                           ----------------------------------    -----------------------------------
                                                               Year               Year                 Year               Year
                                                               ended             ended                ended              ended
                                                              12/31/99          12/31/98             12/31/99           12/31/98
                                                              --------          --------             --------           --------
Increase (Decrease) in Net Assets:
Operations:
Net investment income(loss)                                $   2,811,849      $   4,186,893       $  16,464,881       $  15,107,764
Net realized gain (loss) on investment transactions        $  42,805,661      $  27,331,911       $  39,424,852       $  55,261,526
Net realized foreign exchange gain (loss)                           --                 --         ($    124,109)      ($      7,284)
Net change in unrealized appreciation/depreciation of
   investments, futures contracts and
   foreign currency related items                           ($47,874,025)     ($  3,543,595)      ($ 20,796,482)      ($ 39,212,128)
                                                           -------------      -------------       -------------       -------------
      Net increase (decrease) in net assets
       resulting from operations                           ($2,256,515 )      $  27,975,209       $  34,969,142       $  31,149,878
                                                           -------------      -------------       -------------       -------------

Distributions to Shareholders from:
Net investment income                                               --        ($  4,186,893)               --         ($ 15,107,764)
Net realized capital gains                                          --        ($ 27,362,963)               --         ($ 55,129,786)
In excess of net investment income                                  --                 --                  --         ($    363,128)
                                                           -------------      -------------       -------------       -------------
      Total distributions                                  $        --       ($ 31,549,856)      $         --        ($ 70,600,678)
                                                           -------------      -------------       -------------       -------------

Capital Share Transactions:
   Net increase/(decrease) in net assets
    from capital share transactions                        ($42,284,926 )     $  36,092,709       ($ 97,599,198)      $  68,797,648
                                                           -------------      -------------       -------------       -------------

Total Increase/Decrease in Net Assets                      ($44,541,441 )     $  32,518,062       ($ 62,630,056)      $  29,346,848

Net Assets, beginning of year                              $ 335,478,530      $ 302,960,468       $ 545,485,572       $ 516,138,724
                                                           -------------      -------------       -------------       -------------

Net Assets, end of year                                    $ 290,937,089      $ 335,478,530       $ 482,855,516       $ 545,485,572
                                                           =============      =============       =============       =============


                                                                High Yield Bond Fund                      Growth Equity Fund
                                                          -------------------------------------     ------------------------------
                                                             Year                 Year                 Year               Year
                                                             ended               ended                 ended              ended
                                                           12/31/99             12/31/98             12/31/99           12/31/98
                                                           --------             --------             --------           --------

Increase (Decrease) in Net Assets:
Operations:
Net investment income(loss)                              $   6,476,908       $   5,413,458       ($    317,258)      $     131,289
Net realized gain (loss) on investment transactions      ($    966,001)      ($     34,795)      $  36,418,555       $  20,481,154
Net realized foreign exchange gain (loss)                $      10,452                --                  --                  --
Net change in unrealized appreciation/depreciation of
   investments, futures contracts and
   foreign currency related items                        ($  2,556,873)      ($  2,434,085)      $  35,595,833       $  36,064,087
                                                         -------------       -------------       -------------       -------------
      Net increase (decrease) in net assets
         resulting from operations                       $   2,964,486       $   2,944,578       $  71,697,130       $  56,676,530
                                                         -------------       -------------       -------------       -------------

Distributions to Shareholders from:
Net investment income                                             --         ($  5,413,458)               --         ($    131,289)
Net realized capital gains                                        --                  --                  --         ($ 20,497,332)
In excess of net investment income                                --         ($      6,598)               --                  --
                                                         -------------       -------------       -------------       -------------
      Total distributions                                $        --       ($  5,420,056)      $        --         ($ 20,628,621)
                                                         -------------       -------------       -------------       -------------

Capital Share Transactions:
   Net increase/(decrease) in net assets from
    capital share transactions                           ($  2,039,800)      $  12,341,048       $  16,873,525       $  23,585,734
                                                         -------------       -------------       -------------       -------------

Total Increase in Net Assets                             $     924,686       $   9,865,570       $  88,570,655       $  59,633,643

Net Assets, beginning of year                            $  69,003,234       $  59,137,664       $ 195,691,889       $ 136,058,246
                                                         -------------       -------------       -------------       -------------

Net Assets, end of year                                  $  69,927,920       $  69,003,234       $ 284,262,544       $ 195,691,889
                                                         =============       =============       =============       =============



                                                                 International Equity Fund           Small Capitalization Fund
                                                            ---------------------------------      -------------------------------
                                                                Year               Year               Year                 Year
                                                               ended              ended              ended                ended
                                                              12/31/99           12/31/98            12/31/99            12/31/98
                                                              --------           --------            --------            --------
Increase (Decrease) in Net Assets:
Operations:
Net investment income(loss)                                $     322,344      $     647,444      $     281,192       $     274,511
Net realized gain (loss) on investment transactions        $  19,001,539      $   5,177,853      ($  1,244,532)      $     712,102
Net realized foreign exchange gain (loss)                  $   1,126,546      $     114,386               --                  --
Net change in unrealized appreciation/depreciation of
   investments, futures contracts and
   foreign currency related items                          $  49,269,342      $  18,456,661      $     447,493       ($  5,286,799)
                                                           -------------      -------------      -------------       -------------
      Net increase (decrease) in net assets
       resulting from operations                           $  69,719,771      $  24,396,344      ($    515,847)      ($  4,300,186)
                                                           -------------      -------------      -------------       -------------

Distributions to Shareholders from:
Net investment income                                               --        ($    647,444)              --         ($    274,511)
Net realized capital gains                                          --        ($  4,938,505)              --         ($    711,962)
In excess of net investment income                                  --        ($    769,506)              --                  --
                                                           -------------      -------------      -------------       -------------
      Total distributions                                  $        --       ($  6,355,455)     $        --        ($    986,473)
                                                           -------------      -------------      -------------       -------------

Capital Share Transactions:
   Net increase/(decrease) in net assets
    from capital share transactions                        ($  8,230,284)     $   6,143,763      $   1,819,825       $  10,195,405
                                                           -------------      -------------      -------------       -------------

Total Increase in Net Assets                               $  61,489,487      $  24,184,652      $   1,303,978       $   4,908,746

Net Assets, beginning of year                              $ 153,822,208      $ 129,637,556      $  43,634,840       $  38,726,094
                                                           -------------      -------------      -------------       -------------

Net Assets, end of year                                    $ 215,311,695      $ 153,822,208      $  44,938,818       $  43,634,840
                                                           =============      =============      =============       =============





                                                               Emerging Growth Fund
                                                           ----------------------------------
                                                               Year                 Year
                                                              ended                ended
                                                             12/31/99            12/31/98
                                                             --------            --------
Increase (Decrease) in Net Assets:
Operations:
Net investment income(loss)                                ($    573,264)      ($    174,741)
Net realized gain (loss) on investment transactions        $  32,707,632       ($  2,191,288)
Net realized foreign exchange gain (loss)                           --                  --
Net change in unrealized appreciation/depreciation of
   investments, futures contracts and
   foreign currency related items                          $  73,393,403       $  10,934,484
                                                           -------------       -------------
      Net increase (decrease) in net assets
       resulting from operations                           $ 105,527,771       $   8,568,455
                                                           -------------       -------------

Distributions to Shareholders from:
Net investment income                                               --                  --
Net realized capital gains                                          --         ($      8,966)
In excess of net investment income                                  --                  --
                                                           -------------       -------------
      Total distributions                                  $        --        ($      8,966)
                                                           -------------       -------------

Capital Share Transactions:
   Net increase/(decrease) in net assets from
    capital share transactions                             $  39,222,039       $  12,162,475
                                                           -------------       -------------

Total Increase in Net Assets                               $ 144,749,810       $  20,721,964

Net Assets, beginning of year                              $  38,663,682       $  17,941,718
                                                           -------------       -------------

Net Assets, end of year                                    $ 183,413,492       $  38,663,682
                                                           =============       =============




   The accompanying notes are an integral part of these financial statements.

                                     26 & 27

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MONEY MARKET FUND
For a Share Outstanding During the Year


                                                                       Year ended December 31,
                                             ---------------------------------------------------------------------------
                                               1999            1998            1997            1996            1995
                                               ----            ----            ----            ----            ----
Net asset value, beginning of year           $ 1.00           $ 1.00          $ 1.00          $ 1.00          $  1.00
                                             -------          -------         -------         -------          -------

Income from investment operations:
Net investment income                        0.0456           0.0489          0.0503          0.0489           0.0538
                                             -------          -------         -------         -------          -------

   Total from investment operations          0.0456           0.0489          0.0503          0.0489           0.0538
                                             -------          -------         -------         -------          -------

Less dividends:
Dividends from net investment income        (0.0456)         (0.0489)        (0.0503)        (0.0489)         (0.0538)
                                             -------          -------         -------         -------          -------

   Total dividends                          (0.0456)         (0.0489)        (0.0503)        (0.0489)         (0.0538)
                                             -------          -------         -------         -------          -------

Net asset value, end of year                 $  1.00          $  1.00         $  1.00         $  1.00          $  1.00
                                             =======          =======         =======         =======          =======

   Total return                                4.66%            5.00%           5.15%           5.00%            5.51%

Ratios/Supplemental data:
Net assets, end of year (in
thousands)                                   $86,581          $53,626         $37,476         $34,501          $24,726
                                             =======          =======         =======         =======          =======

Ratio of expenses to average net assets        0.72%            0.72%           0.70%          0.73%(a)         0.69%(a)
                                             =======          =======         =======         =======          =======

Ratio of net investment income
   to average net assets                       4.60%            4.88%           5.04%          4.88%(a)         5.37%(a)
                                             =======          =======         =======         =======          =======

---------------------------------------------------------------------------
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.74% and 0.74%, and the ratio of net investment income to average net assets would have been 4.87% and 5.32% for the years ended December 31, 1996 and 1995, respectively.



------------------------------------------------------------------------------------------------------------------------------------
THE QUALITY BOND FUND
For a Share Outstanding During the Year

                                                                       Year ended December 31,
                                               -------------------------------------------------------------------------
                                                  1999            1998           1997            1996          1995
                                               ------------    ------------   ------------   ------------   ------------
Net asset value, beginning of year               $10.40         $10.20         $10.00         $10.24         $ 9.04
                                                 -------        -------        -------        -------        -------

Income from investment operations:
Net investment income                              0.54           0.51           0.60           0.66           0.61
Net realized and unrealized gain (loss)
   on investment transactions                     (0.54)          0.53           0.20          (0.24)          1.21
                                                 -------        -------        -------        -------        -------

   Total from investment operations                0.00           1.04           0.80           0.42           1.82
                                                 -------        -------        -------        -------        -------

Less distributions:
Dividend from net investment income                0.00          (0.51)         (0.60)         (0.66)         (0.61)
Distribution from net realized gain                0.00          (0.33)          0.00           0.00           0.00
Distribution in excess of net realized
   gain                                            0.00           0.00           0.00           0.00          (0.01)
                                                 -------        -------        -------        -------        -------

   Total distributions                             0.00          (0.84)         (0.60)         (0.66)         (0.62)
                                                 -------        -------        -------        -------        -------

Net asset value, end of year                     $10.40         $10.40         $10.20         $10.00          $10.24
                                                 =======        =======        =======        =======        =======

   Total return                                    0.00%         10.17%          8.03%          4.14%         20.14%

Ratios/Supplemental data:
Net assets, end of year (in thousands)           $55,975        $53,505        $40,077        $37,611        $38,048
                                                 =======        =======        =======        =======        =======

Ratio of expenses to average net assets            0.77%          0.77%          0.75%          0.77%(a)       0.73%(a)
                                                 =======        =======        =======        =======        =======

Ratio of net investment income
   to average net assets                           5.21%          5.26%          5.87%          6.03%(a)       6.20%(a)
                                                 =======        =======        =======        =======        =======

Portfolio turnover rate                           815.1%         477.2%         317.3%         107.6%         449.2%
                                                 =======        =======        =======        =======        =======


--------------------------------------------

(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.78% and 0.78%, and the ratio of net investment income to average net assets would have been 6.02% and 6.15% for the years ended December 31, 1996 and 1995, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HIGH YIELD BOND FUND
For a Share Outstanding During the Year


                                                                           Year ended December 31,
                                                 ---------------------------------------------------------------------------------
                                                    1999             1998              1997              1996              1995
                                                    ----             ----              ----              ----              ----
Net asset value, beginning of year                 $9.19             $9.52             $8.91             $8.44             $7.94
                                                  -------           -------           -------           -------           -------

Income from investment operations:
Net investment income                               0.89              0.79              0.80              0.70              0.80
Net realized and unrealized gain
   (loss) on investments
   and foreign currency related transactions       (0.50)            (0.33)             0.61              0.47              0.50
                                                  -------           -------           -------           -------           -------

   Total from investment operations                 0.39              0.46              1.41              1.17              1.30
                                                  -------           -------           -------           -------           -------

Less distributions:
Dividend from net investment income                 0.00             (0.79)            (0.80)            (0.70)            (0.80)
Distribution in excess of net
   investment income                                0.00              0.00              0.00              0.00              0.00
                                                  -------           -------           -------           -------           -------

   Total distributions                              0.00             (0.79)            (0.80)            (0.70)            (0.80)
                                                  -------           -------           -------           -------           -------
Net asset value, end of year                       $9.58             $9.19             $9.52             $8.91             $8.44
                                                  =======           =======           =======           =======           =======
   Total return                                     4.24%             4.79%            15.78%            13.87%            16.41%

Ratios/Supplemental data:
Net assets, end of year (in thousands)            $69,928           $69,003           $59,138           $44,042           $36,442
                                                  =======           =======           =======           =======           =======

Ratio of expenses to average net assets             0.85%             0.82%             0.81%             0.84%             0.87%
                                                  =======           =======           =======           =======           =======

Ratio of net investment income
   to average net assets                            9.11%             8.30%             8.96%             8.14%             9.20%
                                                  =======           =======           =======           =======           =======

Portfolio turnover rate                             78.2%             82.7%            111.3%            118.5%             84.3%
                                                  =======           =======           =======           =======           =======


------------------------------------------------------------------------------------------------------------------------------------

THE GROWTH EQUITY FUND
For a Share Outstanding During the Year
                                                                            Year ended December 31,
                                               ---------------------------------------------------------------------------------
                                                    1999             1998            1997              1996              1995
                                                    ----             ----            ----              ----              ----
Net asset value, beginning of year                 $30.88           $24.37           $21.46           $20.00             $18.30
                                                 --------         --------         --------         --------            -------

Income from investment operations:
Net investment income (loss)                        (0.05)            0.02             0.10             0.11               0.09
Net realized and unrealized gain
   on investment transactions                       10.58            10.12             5.64             3.85               4.75
                                                 --------         --------         --------         --------            -------

   Total from investment operations                 10.53            10.14             5.74             3.96               4.84
                                                 --------         --------         --------         --------            -------

Less distributions:
Dividend from net investment income                  0.00            (0.02)           (0.10)           (0.11)             (0.09)
Distribution from net realized gains                 0.00            (3.61)           (2.73)           (2.39)             (3.05)
                                                 --------         --------         --------         --------            -------

   Total distributions                               0.00            (3.63)           (2.83)           (2.50)             (3.14)
                                                 --------         --------         --------         --------            -------
Net asset value, end of year                       $41.41           $30.88           $24.37           $21.46             $20.00
                                                 ========         ========         ========         ========            =======
   Total return                                    34.10%           41.67%           26.74%           19.76%             26.45%

Ratios/Supplemental data:
Net assets, end of year (in thousands)           $284,263         $195,692         $136,058         $106,039            $95,593
                                                 ========         ========         ========         ========            =======

Ratio of expenses to average net assets             0.73%            0.76%            0.77%            0.80%(a)           0.77%(a)
                                                 ========         ========         ========         ========            =======

Ratio of net investment income (loss)
   to average net assets                           (0.14%)           0.08%            0.39%            0.48%(a)           0.43%(a)
                                                 ========         ========         ========         ========            =======

Portfolio turnover rate                            209.1%           161.3%           169.1%           177.1%             169.8%
                                                 ========         ========         ========         ========            =======

-------------------------------------------------------

(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.81% and 0.82% and the ratio of net investment income to average net assets would have been 0.47% and 0.38% for the years ended December 31, 1996 and 1995, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



THE VALUE EQUITY FUND
For a Share Outstanding During the Year
                                                                          Year ended December 31,
                                                  ------------------------------------------------------------------------------
                                                      1999             1998            1997              1996             1995
                                                      ----             ----            ----              ----             ----
Net asset value, beginning of year                   $22.39           $22.55           $19.32           $16.28           $12.67
                                                    --------         --------         --------         --------         --------

Income (loss) from investment operations:
Net investment income                                  0.21             0.31             0.29             0.22             0.25
Net realized and unrealized gain (loss)
   on investment transactions                         (0.39)            1.85             4.53             3.88             4.50
                                                    --------         --------         --------         --------         --------

   Total from investment operations                   (0.18)            2.16             4.82             4.10             4.75
                                                    --------         --------         --------         --------         --------

Less distributions:
Dividend from net investment income                    0.00            (0.31)           (0.29)           (0.22)           (0.25)
Distribution from net realized gains                   0.00            (2.01)           (1.30)           (0.84)           (0.89)
                                                    --------         --------         --------         --------         --------

   Total distributions                                 0.00            (2.32)           (1.59)           (1.06)           (1.14)
                                                    --------         --------         --------         --------         --------

Net asset value, end of year                         $22.21           $22.39           $22.55           $19.32           $16.28
                                                    ========         ========         ========         ========         ========

   Total return                                       (0.80)%           9.59%           24.98%           25.19%           37.48%

Ratios/Supplemental data:
Net assets, end of year (in thousands)              $290,937         $335,479         $302,960         $200,674         $127,260
                                                    ========         ========         ========         ========         ========

Ratio of expenses to average net assets                0.76%            0.76%            0.76%            0.78%            0.80%
                                                    ========         ========         ========         ========         ========

Ratio of net investment income
   to average net assets                               0.88%            1.27%            1.43%            1.38%            1.71%
                                                    ========         ========         ========         ========         ========

Portfolio turnover rate                                67.6%            24.0%            18.7%            25.0%            34.3%
                                                    ========         ========         ========         ========         ========


--------------------------------------------------------------------------------

THE FLEXIBLY MANAGED FUND
For a Share Outstanding During the Year


                                                                          Year ended December 31,
                                                      ---------------------------------------------------------------------------
                                                          1999            1998            1997             1996             1995
                                                          ----            ----            ----             ----             ----

Net asset value, beginning of year                      $18.31          $19.83           $18.74           $17.40           $15.19
                                                      --------        --------         --------         --------         --------

Income from investment operations:
Net investment income                                     0.67            0.60             0.61             0.65             0.53
Net realized and unrealized gain on investments
   and foreign currency related transactions              0.64            0.61             2.33             2.19             2.86
                                                      --------        --------         --------         --------         --------

   Total from investment operations                       1.31            1.21             2.94             2.84             3.39
                                                      --------        --------         --------         --------         --------

Less distributions:
Dividend from net investment income                       0.00           (0.60)           (0.61)           (0.65)           (0.53)
Distribution in excess of net
   investment income                                      0.00            0.00             0.00             0.00            (0.01)
Distribution from net realized gains                      0.00           (2.13)           (1.24)           (0.85)           (0.64)
                                                      --------        --------         --------         --------         --------

   Total distributions                                    0.00           (2.73)           (1.85)           (1.50)           (1.18)
                                                      --------        --------         --------         --------         --------

Net asset value, end of year                            $19.62          $18.31           $19.83           $18.74           $17.40
                                                      ========        ========         ========         ========         ========

   Total return                                          7.15%           6.09%           15.65%           16.37%           22.28%

Ratios/Supplemental data:
Net assets, end of year (in thousands)                $482,856        $545,486         $516,139         $398,544         $266,556
                                                      ========        ========         ========         ========         ========

Ratio of expenses to average net assets                  0.76%           0.76%            0.76%            0.77%            0.79%
                                                      ========        ========         ========         ========         ========

Ratio of net investment income
   to average net assets                                 3.25%           2.78%            3.10%            3.90%            3.45%
                                                      ========        ========         ========         ========         ========

Portfolio turnover rate                                  31.0%           48.0%            37.1%            32.9%            37.2%
                                                      ========        ========         ========         ========         ========

------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
THE INTERNATIONAL EQUITY FUND
For a Share Outstanding During the Year

                                                                        Year ended December 31,
                                                    ----------------------------------------------------------------------
                                                     1999           1998            1997              1996            1995
                                                     ----           ----            ----              ----            ----
Net asset value, beginning of year                 $18.37          $16.13           $15.61           $14.47          $13.01
                                                  --------        --------         --------         --------         -------

Income from investment operations:
Net investment income                                0.03            0.10             0.58             0.63            0.13
Net realized and unrealized gain on
   investments and foreign currency
   related transactions                              8.38            2.93             1.04             1.81            1.67
                                                  --------        --------         --------         --------         -------

   Total from investment operations                  8.41            3.03             1.62             2.44            1.80
                                                  --------        --------         --------         --------         -------

Less distributions:
Dividend from net investment income                  0.00           (0.10)           (0.53)           (0.56)          (0.12)
Distribution in excess of net
   investment income                                 0.00           (0.08)            0.00            (0.74)          (0.22)
Distribution from net realized gains                 0.00           (0.61)           (0.57)            0.00            0.00
                                                  --------        --------         --------         --------         -------

   Total distributions                               0.00           (0.79)           (1.10)           (1.30)          (0.34)
                                                  --------        --------         --------         --------         -------

Net asset value, end of year                       $26.78          $18.37           $16.13           $15.61          $14.47
                                                  ========        ========         ========         ========         =======

   Total return                                     45.78%          18.85%           10.41%           16.87%          13.80%

Ratios/Supplemental data:
Net assets, end of year (in thousands)            $215,312        $153,822         $129,638         $104,418         $69,531
                                                  ========        ========         ========         ========         =======

Ratio of expenses to average net assets              1.08%           1.08%            1.13%            1.17%           1.23%
                                                  ========        ========         ========         ========         =======

Ratio of net investment income
   to average net assets                             0.20%           0.45%            0.62%            0.66%           0.91%
                                                  ========        ========         ========         ========         =======

Portfolio turnover rate                              45.0%           43.5%            35.7%            54.8%           62.5%
                                                  ========        ========         ========         ========         =======




------------------------------------------------------------------------------------------------------------------------------------
  THE SMALL CAPITALIZATION FUND
  For a Share Outstanding During the Year or Period


                                                                Year ended December 31,                    Period ended
                                                 -------------------------------------------------------    December 31,
                                                    1999           1998          1997          1996            1995 *
                                                 ------------   ------------  ------------  ------------   ------------
  Net asset value, beginning of year or period      $12.81        $14.43        $12.53         $10.96          $10.00
                                                    ------        ------        ------         ------          ------

  Income (loss) from investment operations:
  Net investment income                               0.08          0.08          0.07           0.07            0.09
  Net realized and unrealized gain (loss)
     on investment transactions                      (0.25)        (1.41)         2.81           2.09            1.19
                                                    ------        ------        ------         ------          ------
     Total from investment operations                (0.17)        (1.33)         2.88           2.16            1.28
                                                    ------        ------        ------         ------          ------

  Less distributions:
  Dividend from net investment income                 0.00         (0.08)        (0.07)         (0.07)          (0.09)
  Distribution from net realized gains                0.00         (0.21)        (0.91)         (0.52)          (0.23)
                                                    ------        ------        ------         ------          ------
     Total distributions                              0.00         (0.29)        (0.98)         (0.59)          (0.32)
                                                    ------        ------        ------         ------          ------

  Net asset value, end of year or period            $12.64        $12.81        $14.43         $12.53          $10.96
                                                    ======        ======        ======         ======          ======

     Total return                                    (1.33)%       (9.16)%       23.02%         19.76%          12.76%(c)

  Ratios/Supplemental data:
  Net assets, end of year or period
    (in thousands)                                  $44,939       $43,635       $38,726        $16,134          $4,828
                                                    =======       =======       =======        =======          ======

  Ratio of expenses to average net assets             0.81%         0.82%         0.85%          0.99%(b)        1.00%(a)(b)
                                                    ======        ======        ======         ======          ======

  Ratio of net investment income
     to average net assets                            0.65%         0.65%         0.66%          0.85%(b)        1.53%(a)(b)
                                                    ======        ======        ======         ======          ======

  Portfolio turnover rate                            102.8%         61.9%         71.1%          39.2%           64.3%
                                                    ======        ======        ======         ======          ======



---------------------------------------------

* For the period from March 1, 1995 (commencement of operations) through December 31, 1995.

(a)  Annualized.

(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.06% and 1.29%, and the ratio of net investment income to average net assets would have been 0.78% and 1.24%, respectively, for the year ended December 31, 1996 and the period ended December 31, 1995.

(c)  Not annualized.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE EMERGING GROWTH FUND
For a Share Outstanding During the Year or Period


                                                          Year Ended December 31,           Period ended
                                                        -----------------------------       December 31,
                                                             1999            1998               1997*
                                                             ----            ----               -----

Net asset value, beginning of year or period                 $17.43          $12.85             $10.00
                                                            -------         -------            -------

Income from investment operations:
Net investment loss                                           (0.11)          (0.06)              0.00
Net realized and unrealized gain
   on investment transactions                                 32.36            4.65               3.92
                                                            -------         -------            -------

   Total from investment operations                           32.25            4.59               3.92
                                                            -------         -------            -------

Less distributions:
Distribution from net realized gains                           0.00           (0.01)             (1.07)
                                                            -------         -------            -------

   Total distributions                                         0.00           (0.01)             (1.07)
                                                            -------         -------            -------

Net asset value, end of year or period                       $49.68          $17.43             $12.85
                                                            =======         =======            =======

   Total return                                             185.03%          35.70%             39.22%(c)

Ratios/Supplemental data:
Net assets, end of year or period (in thousands)           $183,413         $38,664            $17,942
                                                           ========         =======            =======

Ratio of expenses to average net assets                       1.04%           1.15%(b)           1.15%(a)(b)
                                                            =======         =======            =======

Ratio of net investment loss
   to average net assets                                     (0.68)%         (0.66)%(b)          (0.73)%(a)(b)
                                                            =======         =======            =======

Portfolio turnover rate                                      172.4%          240.9%             392.3%
                                                            =======         =======            =======


---------------------------------------------

* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

(a)  Annualized.

(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.21% and 1.41%, and the ratio of net investment income to average net assets would have been (0.73)% and (0.99)%, respectively, for the year ended December 31,1998 and the period ended December 31, 1997.

(c)  Not annualized.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

1 -- SIGNIFICANT ACCOUNTING POLICIES

   Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

   Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds (the Funds). It is authorized under its Articles of Incorporation to issue a separate class of shares in one additional fund. The Fund would have its own investment objective and policy.

   The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   INVESTMENT VALUATION:

   Money Market Fund -- Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (the Board) has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

   Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds -- Portfolio securities listed on a national securities exchange are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded or, if there has been no sale on that day, at the mean between the current closing bid and asked prices. All other securities for which over-the-counter market quotations are readily available will be valued on the basis of the mean between the last current bid and asked prices. When market quotation are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value as determined by the Board.

   The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

   Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

   The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

   DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

      Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1999 (Continued)
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue code and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

2 -- DERIVATIVE FINANCIAL INSTRUMENTS

Off-Balance Sheet Risk

   The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

   The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transaction are considered.

Derivative Financial Instruments Held or Issued for Purposes Other Than
Trading

   Futures Contracts -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Quality Bond Fund has entered into futures contracts during the year ended December 31, 1999. There were no open futures contracts at December 31, 1999.

   Options -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options, which expire, are treated as realized gains. Premiums received from writing options, which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. The Flexibly Managed Fund has entered into put and call options during the year ended December 31, 1999. Purchased put and call options open and outstanding at December 31, 1999 are disclosed in the statement of net assets. Losses on options written during the year ended December 31, 1999 of $411,819 have been included with those from investment transactions on the Statement of Operations.

   Forward Foreign Currency Contracts -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

   Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The High Yield Bond, Flexibly Managed and International Equity Funds have entered into forward foreign currency contracts during the year ended December 31, 1999. At December 31, 1999 there were no open contracts in the High Yield Bond, Flexibly Managed and International Equity Funds.

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

     Effective May 1, 1998 Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the funds. ICMI is a wholly owned subsidiary of The Penn Mutual Life Insurance Company.

     T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds.

   OpCap Advisers ("OpCap") is sub-adviser to Value Equity and Small Capitalization Funds pursuant to an investment sub-advisory agreement entered into by ICMI and OpCap on May 1, 1998. As sub-adviser, OpCap provides investment management services to the Funds. OpCap is a subsidiary of Oppenheimer Capital.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1999 (Continued)
--------------------------------------------------------------------------------

     Vontobel USA Inc. ("Vontobel") is sub-adviser to the International Equity Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding Ltd., and affiliate of Bank J. Vontobel & Co. Ltd.

     RS Investment Management, Inc. (formerly Robertson Stephens Investment Management, Inc.) ("RSIM") is sub-adviser to the Emerging Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and RSIM on April 26, 1998. As sub-adviser, RSIM provides investment management services to the Fund.

     Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.40% for first $100 million and 0.35% thereafter; Quality Bond Fund: 0.45% for first $100 million and 0.40% thereafter; Growth Equity Fund: 0.50% for the first $100 million and 0.45% thereafter; Flexibly Managed Fund: 0.50%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.75%; Value Equity Fund: 0.50%; Small Capitalization
Fund: 0.50; and Emerging Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter.

     For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

     Under an administrative and corporate service agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each of the Fund's average daily net assets.

Expenses and Limitations Thereon

     Each Fund bears all expenses of its operations other than those incurred by the investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate service agreement. The investment adviser, sub-advisers and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows: Money Market, 0.80%; Quality
Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Value Equity: 1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Capitalization 1.00%; and Emerging Growth 1.15%.

     Fees were paid to non-affiliated Directors of Penn Series for the year ended December 31, 1999. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 -- CAPITAL STOCK

     At December 31, 1999, there were one billion shares of $.10 par value capital stock authorized for Penn Series. The shares are divided into ten classes of 100 million shares of capital stock. Nine of the classes designated are Penn Series Money Market Fund Common Stock, Penn Series Quality Bond Fund Common Stock, Penn Series High Yield Bond Fund Common Stock, Penn Series Growth Equity Fund Common Stock, Penn Series Value Equity Fund Common Stock, Penn Series Flexibly Managed Fund Common Stock, Penn Series International Equity Fund Common Stock, Penn Series Small Capitalization Fund Common Stock and Penn Series Emerging Growth Fund Common Stock. One of the classes of common stock is presently designated Class I, and no shares have been issued.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

Transactions in capital stock of Penn Series Funds, Inc. were as follows:



                                                      The Year Ended December 31, 1999:
                           ----------------------------------------------------------------------------------------

                                    Received for               Shares Issued for                 Paid for
                                    Shares Sold                  Reinvestment                Shares Redeemed
                                    -----------                  ------------                ---------------
                                Shares        Amount         Shares         Amount         Shares         Amount
                                ------        ------         ------         ------         ------         ------
Money Market Fund            188,665,821  $188,665,821       2,908,631    $2,908,631    158,619,559   $158,619,559
Quality Bond Fund              1,479,129   $15,328,780               -             -      1,238,959    $12,855,240
High Yield Bond Fund           1,695,470   $15,956,185               -             -      1,904,110    $17,995,985
Growth Equity Fund             1,313,023   $43,594,844               -             -        785,882    $26,721,319
Value Equity Fund              1,100,517   $24,742,241               -             -      2,981,562    $67,027,167
Flexibly Managed Fund          1,513,092   $29,125,418               -             -      6,691,288   $126,724,616
International Equity Fund      4,437,623   $89,853,437               -             -      4,769,085    $98,083,721
Small Capitalization Fund        877,699   $10,899,623               -             -        730,269     $9,079,798
Emerging Growth Fund           2,066,955   $58,019,088               -             -        592,924    $18,797,049

                                                      The Year Ended December 31, 1998:
                           ----------------------------------------------------------------------------------------

                                    Received for               Shares Issued for                 Paid for
                                     Shares Sold                  Reinvestment                Shares Redeemed
                                     -----------                  ------------                ---------------
                                Shares        Amount          Shares         Amount         Shares         Amount
                                ------        ------          ------         ------         ------         ------
Money Market Fund             84,556,622   $84,556,622       2,176,407    $2,176,407     70,581,999    $70,581,999
Quality Bond Fund              1,642,975   $17,780,630         382,465    $3,977,639        811,620     $8,780,551
High Yield Bond Fund           1,757,800   $17,292,747         589,778    $5,420,056      1,052,320    $10,371,757
Growth Equity Fund               691,494   $19,801,255         669,396   $20,628,621        607,072    $16,844,142
Value Equity Fund              1,671,304   $40,295,090       1,409,105   $31,549,856      1,532,040    $35,752,237
Flexibly Managed Fund          2,831,936   $58,177,184       3,855,202   $70,600,678      2,926,275    $59,980,214
International Equity Fund      1,780,356   $31,336,651         345,781    $6,355,455      1,793,330    $31,548,343
Small Capitalization Fund      1,065,490   $14,767,847          76,921      $986,473        418,401     $5,558,915
Emerging Growth Fund           1,366,179   $20,129,936             638        $8,966        544,610     $7,976,427



5 - COMPONENTS OF NET ASSETS

At December 31, 1999, Net Assets consisted of the following:

                                                          Money          Quality       High Yield         Growth         Value
                                                         Market           Bond            Bond            Equity        Equity
                                                          Fund            Fund            Fund             Fund          Fund
                                                          ----            ----            ----             ----          ----


Capital paid in                                        $86,584,064     $55,175,954     $68,741,366     $142,814,652    $206,446,540
Undistributed net investment income (loss)                    --         2,912,581       6,503,349             --         2,811,849
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange                         (2,760)     (1,187,692)     (2,609,085)      36,049,136      42,774,609
Net unrealized appreciation (depreciation)
   in value of investments, futures contracts
   and foreign currency related items                         --          (926,308)     (2,707,710)     105,398,756      38,904,091
                                                       -----------     -----------     -----------     ------------    ------------
     Total Net Assets                                  $86,581,304     $55,974,535     $69,927,920     $284,262,544    $290,937,089
                                                       ===========     ===========     ===========     ============    ============



                                                          Flexibly       International       Small           Emerging
                                                           Managed          Equity       Capitalization       Growth
                                                            Fund             Fund             Fund             Fund
                                                            ----             ----             ----             ----
Capital paid in                                        $411,999,519     $108,568,106       $46,578,779       $68,687,189
Undistributed net investment income (loss)               18,517,238         (126,981)          281,192              --
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange                      36,983,400       18,822,424        (1,253,375)       29,894,732
Net unrealized appreciation (depreciation)
   in value of investments, futures contracts
   and foreign currency related items                    15,355,359       88,048,146          (667,778)       84,831,571
                                                       ------------     ------------       -----------      ------------
     Total Net Assets                                  $482,855,516     $215,311,695       $44,938,818      $183,413,492
                                                       ============     ============       ===========      ============


--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

6-  PURCHASES AND SALES OF INVESTMENTS

During the year ended December 31, 1999, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency Obligations and short term securities:

                                        Purchases                   Sales
                                        ---------                   -----
Quality Bond Fund                      $286,248,897              $280,661,407
High Yield Bond Fund                    $65,576,368               $53,046,844
Growth Equity Fund                     $490,176,848              $465,434,113
Value Equity Fund                      $198,702,033              $212,642,951
Flexibly Managed Fund                  $147,118,601              $194,271,410
International Equity Fund               $72,487,885               $77,111,598
Small Capitalization Fund               $40,480,611               $38,756,196
Emerging Growth Fund                   $175,528,607              $138,094,258


7-  CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire as follows:

               Money          Quality          High Yield          Small
              Market           Bond               Bond         Capitalization
               Fund            Fund               Fund             Fund
             ----------------------------------------------------------------
 2000         $   61         $      0         $        0         $      0
 2001            183                0                  0                0
 2003            416                0          1,052,436                0
 2004              0                0            525,647                0
 2005            225                0                  0                0
 2006            992                0             14,558                0
 2007              0          965,951            861,638          956,303
              ------         --------         ----------         --------
Total         $1,877         $965,951         $2,454,279         $956,303

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
PENN SERIES FUNDS, INC.


We have audited the statements of net assets of Penn Series Funds, Inc. (comprising, respectively, the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Value Equity Fund, Flexibly Managed Fund, International Equity Fund, Small Capitalization Fund, and Emerging Growth Fund) as of December 31, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Penn Series Funds, Inc. for the years and periods through December 31, 1996 included herein were audited by other auditors whose report dated February 11, 1997, expressed an unqualified opinion on those financial highlights

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Penn Series Funds, Inc. at December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                                               ERNST & YOUNG LLP

Philadelphia, Pennsylvania
January 28, 2000